SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         Post-Effective Amendment No. 21
                                    FORM S-6

                                File No. 33-11165

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

A. Exact name of trust:             IDS Life Variable Life Separate Account

B. Name of depositor:               IDS LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

         IDS Tower 10, Minneapolis, Minnesota 55440-0010

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company
         IDS Tower 10
         Minneapolis, Minnesota 55440-0010

It is  proposed   that  this  filing  will  become   effective  (check
appropriate  box)
[ ] immediately  upon filing pursuant to paragraph (b)
[X] on May 1, 2000  pursuant  to  paragraph  (b)
[ ] 60 days  after filing  pursuant  to  paragraph  (a)(1)
[ ] on  (date)  pursuant  to paragraph (a)(1) of rule (485)
[ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

E. Title of securities being registered:

         Flexible Premium Variable Life Insurance Policy

F. Approximate date of proposed public offering: not applicable.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
MAY 1, 2000

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT

ISSUED AND SOLD BY:  IDS LIFE INSURANCE COMPANY
               200 AXP Financial Center
               Minneapolis, MN 55474.
               Telephone: 800-437-0602
               web site address: http://www.americanexpress.com/advisors

This prospectus contains information about the insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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                                                     PROSPECTUS -- MAY 1, 2000 1

TABLE OF CONTENTS

THE POLICY IN BRIEF ..........................         3
KEY TERMS ....................................         5
THE VARIABLE ACCOUNT .........................         7
THE FUNDS ....................................         8
IDS Life Series Fund - Equity Portfolio ......         8
IDS Life Series Fund - Government Securities
  Portfolio ..................................         8
IDS Life Series Fund - Income Portfolio ......         8
IDS Life Series Fund - International Equity
  Portfolio ..................................         8
IDS Life Series Fund - Managed Portfolio .....         8
IDS Life Series Fund - Money Market
  Portfolio ..................................         8
AIM V.I. Growth and Income Fund ..............         8
Putnam VT New Opportunities Fund -
  Class IA Shares ............................         8
Fund Objectives ..............................         9
Relationship Between Funds and Subaccounts ...         9
RATES OF RETURN OF THE FUNDS AND
  SUBACCOUNTS ................................        10
THE TRUST ....................................        12
Trust Maturity ...............................        12
Roles of Salomon Smith Barney Inc. and IDS
  Life .......................................        12
THE FIXED ACCOUNT ............................        13
PURCHASING YOUR POLICY .......................        14
Application ..................................        14
Right to Examine Policy ......................        14
Premiums .....................................        15
KEEPING THE POLICY IN FORCE ..................        16
Death Benefit Guarantee ......................        16
Grace Period .................................        16
Reinstatement ................................        16
LOADS, FEES AND CHARGES ......................        17
Premium Expense Charge .......................        17
Monthly Deduction ............................        17
Note for Massachusetts and Montana
  Residents ..................................        18
Surrender Charge .............................        19
Partial Surrender Fee ........................        23
Mortality and Expense Risk Charge ............        23
Transaction Charge ...........................        23
Fund Expenses ................................        24
POLICY VALUE .................................        25
Fixed Account Value ..........................        25
Subaccount Values ............................        25
DEATH BENEFITS ...............................        28
Change in Death Benefit Option ...............        29
Changes in Specified Amount ..................        30
Misstatement of Age or Sex ...................        31
Suicide ......................................        31
Beneficiary ..................................        31

TRANSFERS BETWEEN THE FIXED ACCOUNT AND
  SUBACCOUNTS ................................        32
Fixed Account Transfer Policies ..............        32
Minimum Transfer Amounts .....................        32
Maximum Transfer Amounts .....................        32
Maximum Number of Transfers Per Year .........        32
Two Ways to Request a Transfer, Loan or
  Surrender ..................................        33
Automated Transfers ..........................        33
Automated Dollar-cost Averaging ..............        34
POLICY LOANS .................................        35
POLICY SURRENDERS ............................        36
Total Surrenders .............................        36
Partial Surrenders ...........................        36
Allocations of Partial Surrenders ............        36
Effects of Partial Surrenders ................        36
Taxes ........................................        37
Exchange Right ...............................        37
Paid-up Insurance Option .....................        37
OPTIONAL INSURANCE BENEFITS ..................        38
Waiver of Monthly Deduction ..................        38
Accidental Death Benefit .....................        38
Other Insured Rider ..........................        38
Children's Insurance Rider ...................        38
Automatic Increase Benefit Rider .............        38
Accelerated Benefit Rider for Terminal
  Illness ....................................        38
PAYMENT OF POLICY PROCEEDS ...................        38
FEDERAL TAXES ................................        41
IDS Life's Tax Status ........................        41
Taxation of Policy Proceeds ..................        41
Modified Endowment Contracts .................        42
Other Tax Considerations .....................        43
IDS LIFE .....................................        43
Ownership ....................................        43
State Regulation .............................        44
Distribution of the Policy ...................        44
Legal Proceedings ............................        44
Year 2000 ....................................        45
Experts ......................................        45
MANAGEMENT OF IDS LIFE .......................        46
OTHER FUND MANAGERS ..........................        47
OTHER INFORMATION ............................        48
Voting Rights ................................        48
Reports ......................................        48
POLICY ILLUSTRATIONS .........................        49

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2      VARIABLE UNIVERSAL LIFE POLICY

THE POLICY IN BRIEF

PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all nine of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 7)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4.5%. (p. 13)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 14)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 14)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. We may refuse premiums in order to comply with the Code. (p. 15)

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing the policy will remain in force until the insured's attained insurance age 70 (or 5 policy years, if later). The feature is in effect if you meet certain premium requirements (p. 16)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the DBG is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 16)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. The DBG cannot be reinstated. (p. 16)

LOADS, FEES AND CHARGES: You pay the following charges, either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- PREMIUM EXPENSE CHARGE -- 2.5% sales charge and 2.5% premium tax charge deducted from each premium payment. This charge pays some distribution expenses and state and local premium taxes.

- MONTHLY DEDUCTION -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits.

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount. We base it based on the initial specified amount and on any increase in the specified amount.

--------------------------------------------------------------------------------

                                                     PROSPECTUS -- MAY 1, 2000 3

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever, if less.

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

- TRANSACTION CHARGE -- applies only to subaccount that invests in the unit investment trust which is part of The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A ("trust"); equals, on an annual basis, 0.25% of its average daily net asset value.

- FUND EXPENSES -- apply only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 17)

DEATH BENEFITS: Your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. (p. 28)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You can request up to five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 32)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan also may have tax consequences if your policy lapses or you surrender it. (p. 35)

POLICY SURRENDERS: You may cancel the policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 36)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p. 37)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy, or the insured dies or the policy matures. You or the beneficiary may choose whether you want us to make a lump-sum payment or payments under one or more of certain options. (p. 38)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds you receive through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 41)

--------------------------------------------------------------------------------

4      VARIABLE UNIVERSAL LIFE POLICY

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full or the policy matures. The cash surrender value equals the policy value minus any indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 70 (or five policy years, if later). The guarantee is in effect if you meet certain premium payment requirements.

FIXED ACCOUNT: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The age of the insured, based upon his or her nearest birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

MATURITY DATE: The insured's attained insurance age 100, if living.

MINIMUM MONTHLY PREMIUM: The premium required to keep the DBG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

--------------------------------------------------------------------------------

                                                     PROSPECTUS -- MAY 1, 2000 5

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

- On the maturity date, proceeds will be the cash surrender value.

- On surrender of the policy, the proceeds will be the cash surrender value.

RATE CLASSIFICATION: A group of insureds that IDS Life expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium, you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 10 years of the policy and for 10 years after an increase in coverage.

TRUST: A unit investment trust, which is part of The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

--------------------------------------------------------------------------------

6      VARIABLE UNIVERSAL LIFE POLICY

THE VARIABLE ACCOUNT

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund, or the trust. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

--------------------------------------------------------------------------------

                                                     PROSPECTUS -- MAY 1, 2000 7

THE FUNDS

You can direct your premiums to any of all of the subaccounts of the variable account that invest in shares of the following funds:

SUBACCOUNT   INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISOR OR MANAGER
  U          IDS Life Series Fund -     Objective: capital appreciation. Invests primarily   IDS Life, investment manager;
             Equity Portfolio           in common stocks and other securities convertible    American Express Financial
                                        into common stock.                                   Corporation (AEFC), investment
                                                                                             advisor
  Y          IDS Life Series Fund -     Objective: to provide a high current return and      IDS Life, investment manager;
             Government Securities      safety of principal. Invests primarily in debt       AEFC, investment advisor
             Portfolio                  obligations issued or guaranteed as to principal
                                        and interest by the U.S. government, its agencies
                                        and instrumentalities.
  V          IDS Life Series Fund -     Objective: to maximize current income while          IDS Life, investment manager;
             Income Portfolio           attempting to conserve the value of the investment   AEFC, investment advisor
                                        and to continue the high level of income for the
                                        longest period of time. At least 50% of net assets
                                        normally will be invested in high-quality,
                                        lower-risk corporate bonds, unrated corporate bonds
                                        believed to have the same investment qualities and
                                        government bonds. Other investments may include
                                        lower-rated corporate bonds, bonds and common
                                        stocks sold together as a unit, preferred stock and
                                        foreign securities.
  IL         IDS Life Series Fund -     Objective: capital appreciation. Invests primarily   IDS Life, investment manager;
             International Equity       in common stocks of foreign issuers and foreign      AEFC, investment advisor
             Portfolio                  securities convertible into common stock. Other
                                        investments may include certain international bonds
                                        if the portfolio manager believes they have greater
                                        potential for capital appreciation than equities.
  X          IDS Life Series Fund -     Objective: to maximize total investment return       IDS Life, investment manager;
             Managed Portfolio          through a combination of capital appreciation and    AEFC, investment advisor
                                        current income. If the investment manager believes
                                        the stock market will be moving higher, it can
                                        emphasize stocks that offer potential for
                                        appreciation. At other times, the manager may
                                        increase the portfolio's holdings in bonds and
                                        money-market securities providing high current
                                        income.
  W          IDS Life Series Fund -     Objective: to provide maximum current income         IDS Life, investment manager;
             Money Market Portfolio     consistent with liquidity and conservation of        AEFC, investment advisor
                                        capital. Invests in relatively short-term money
                                        market securities, such as marketable debt
                                        securities issued or guaranteed as to principal and
                                        interest by the U.S. government or its agencies or
                                        instrumentalities, bank certificates of deposit,
                                        bankers' acceptances, letters of credit and
                                        high-grade commercial paper.
  FGI        AIM V.I. Growth and        Objective: growth of capital with a secondary        AIM Advisors Inc.
             Income Fund                objective of current income.
  FNO        Putnam VT New              Objective: long term capital appreciation. Invests   Putnam Investment Management, Inc.
             Opportunities Fund -       principally in common stocks of companies in
             Class IA Shares            sectors of the economy which Putnam Management
                                        believes possesses above-average, long-term growth
                                        potential.

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8      VARIABLE UNIVERSAL LIFE POLICY

FUND OBJECTIVES
The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other mutual funds that the investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results, and those may differ significantly from other funds with similar investment objectives and policies.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

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                                                     PROSPECTUS -- MAY 1, 2000 9

RATES OF RETURN OF THE FUND AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.

PERIOD ENDING 12/31/99
                                                                     10 YEARS OR
FUND                                1 YEAR      3 YEARS  5 YEARS  SINCE COMMENCEMENT
 IDS LIFE SERIES FUND, INC.
  Equity Portfolio (Beta
    1.31)(1) (1/86)(2)                  80.89%  33.69%   31.72%            22.62%
  Government Securities
    Portfolio (1/86)(2)                 (1.97)   4.89     6.69              6.87
  Income Portfolio (1/86)(2)              .44    4.61     7.48              7.78
  International Equity
    Portfolio (10/94)(2)                37.04   20.93    25.00             23.69
  Managed Portfolio (Beta
    0.73)(1) (1/86)(2)                  24.62   18.91    18.05             15.89
  Money Market Portfolio
    (1/86)(2)                            4.72    4.96     5.01              4.82
 AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Growth and Income
    Fund (5/94)(2)                      34.25      --    28.18             24.49
 PUTNAM VARIABLE TRUST
  Putnam VT New Opportunities
    Fund - Class IA Shares
    (5/94)(2)                           69.35      --    32.89             30.36

(1) Beta is a volatility measure based on calculations of the fund's monthly return compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; A beta more than 1 indicates performance that is more volatile than the market.
(2) (Commencement date of the fund.)

--------------------------------------------------------------------------------

10      VARIABLE UNIVERSAL LIFE POLICY

RATES OF RETURN OF SUBACCOUNTS: Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. We show actual performance from the date the subaccounts began investing in the funds. Although we base performance figures on historical earnings, past performance is no guarantee of future results.

PERIOD ENDING 12/31/99
                                                                                SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                                                                 10 YEARS OR
 SUBACCOUNT     INVESTING IN                                              1 YEAR       3 YEARS     5 YEARS    SINCE COMMENCEMENT
 IDS LIFE SERIES FUND, INC.
    U           Equity Portfolio (1/86)(1)                                    79.28%     32.50%      30.54%            21.52%
    Y           Government Securities Portfolio (1/86)(1)                     (2.85)      3.95        5.73              5.91
    V           Income Portfolio (1/86)(1)                                    (0.47)      3.66        6.51              6.81
    IL          International Equity Portfolio (10/94)(1)                     35.82      19.85       23.88             22.58
    X           Managed Portfolio (1/86)(1)                                   23.50      17.85       16.98             14.76
    W           Money Market Portfolio (1/86)(1)
                (5.54% Simple, 5.70% Compound)(2)                              3.77       4.02        4.08              3.89
 AIM VARIABLE INSURANCE FUNDS, INC.
    FGI         AIM V.I. Growth and Income Fund (11/96)(1,3)                  33.05         --       27.15             23.37
 PUTNAM VARIABLE TRUST
    FNO         Putnam VT New Opportunities Fund - Class IA Shares
                (11/96)(1,3)                                                  67.84         --       31.70             29.16

(1) (Commencement date of the subaccount.)
(2) The 7-day yield shown here in parenthesis, more closely reflects the current earnings of the fund than the total return quotations.
(3) Performance is since commencement date of the funds (5/94) as if the policy had invested in the fund at that time.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 11

THE TRUST

You can direct your premiums to one subaccount that invests in THE SHEARSON LEHMAN BROTHERS FUND OF STRIPPED ("ZERO COUPON") U.S. TREASURY SECURITIES FUND, SERIES A, a unit investment trust ("trust"). This trust matures in 2004.

The objective of the trust is to provide safety of capital and income through investment in a fixed portfolio consisting primarily of zero coupon securities.

Zero coupon securities are:

- bearer obligations issued by the United States Government stripped of their unmatured interest coupons;

- coupons stripped from United States debt obligations; and

- receipts and certificates for these stripped debt obligations and coupons.

Zero coupon securities are issued and sold at a deep discount from their face value. If they are held to maturity, they return full face value. Before maturity, the market prices of zero coupon securities generally are more volatile than the market prices of conventional, interest-bearing securities.

TRUST MATURITY
We will notify you in writing 30 days before the date the trust matures in 2004. You can give us written instructions seven days or more before the maturity date and tell us how you would like to reallocate the policy value allocated to the subaccount investing in the trust. If we do not receive instructions from you, we will automatically reallocate the policy value allocated to the subaccount investing in the trust to the subaccount that invests in the IDS Life Series Fund -- Money Market Portfolio.

ROLES OF SALOMON SMITH BARNEY INC. AND IDS LIFE
Salomon Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager. The price of the trust's units includes a transaction charge that IDS Life pays directly to Salomon Smith Barney out of our general account assets. This charge is limited by agreement between IDS Life and Salomon Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts we pay through a daily asset charge, described under "Loads, fees and charges."

IDS Life and Salomon Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

You can find more detailed information in the current prospectus for The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.

--------------------------------------------------------------------------------

12      VARIABLE UNIVERSAL LIFE POLICY

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. IDS Life bears the full investment risk of amounts allocated to the fixed account. IDS Life is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion. Rates higher than 4.5% will change from time to time, at the discretion of IDS Life, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life policies, product design, competition and IDS Life's revenues and expense.

We will not credit interest in excess of 4.5% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 13

PURCHASING YOUR POLICY

APPLICATION
To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: IDS Life generally will not issue a policy to persons over the insurance age of 75. We may, however, do so at our sole discretion.

RATE CLASSIFICATION: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

INCONTESTABILITY: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

DEATH OF THE INSURED: If the insured dies before the policy is issued and:

- if all conditions stated in the application have not been met, IDS Life's sole liability will be to return the premium paid plus any interest earned.

- if all conditions stated in the application have been met, IDS Life's liability will be the lesser of the death benefit applied for or $500,000.

RIGHT TO EXAMINE POLICY
You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life's home office or your financial advisor with a written request for cancellation:

- by the 10th day after you receive it (15th day in Colorado, 20th day in North Dakota) after IDS Life mails or personally delivers a written notice of withdrawal right; or

- the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

--------------------------------------------------------------------------------

14      VARIABLE UNIVERSAL LIFE POLICY

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE REQUIRES THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE DBG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (IDS Life must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid the sufficient premiums to keep the DBG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 15

KEEPING THE POLICY IN FORCE

DEATH BENEFIT GUARANTEE
The DBG provides that your policy will remain in force until insured's age 70 (or 5 policy years, if later) even if the cash surrender value is insufficient to pay the monthly deduction. The DBG will stay in effect as long as:

- the sum of premiums paid; minus

- partial surrenders; minus

- any outstanding indebtedness

- equals or exceeds the minimum monthly premiums; times

- the number of months since policy date (including the current month)

If, on a monthly date, you have not paid enough premiums to keep the DBG in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the DBG cannot be reinstated.

GRACE PERIOD
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the DBG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT
Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

- a written request;

- evidence satisfactory to IDS Life that the insured remains insurable;

- payment of a premium that will keep the policy in force for at least three months;

- payment of the monthly deductions that were not collected during the grace period; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Death benefits") will apply from the effective date of reinstatement (except in Georgia, Oklahoma, Pennsylvania, South Carolina, Tennessee and Virginia). Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

--------------------------------------------------------------------------------

16      VARIABLE UNIVERSAL LIFE POLICY

LOADS, FEES AND CHARGES

Policy charges compensate IDS Life for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge has two parts:

SALES CHARGE: 2.5% of each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The contingent deferred sales charge, discussed under "Surrender charge," below also may partially compensate these expenses.)

PREMIUM TAX CHARGE: 2.5% of each premium payment. Compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the average rate of 2.5% even though state premium taxes vary from 2% to 3.5%. This 2.5% rate may be different than the actual premium tax IDS Life expects to pay in your state.

MONTHLY DEDUCTION
On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy;

3. the death benefit guarantee charge shown in your policy; and

4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the four components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which you want us to take the monthly deduction;

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified; or

- you purchased the policy in Texas.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 17

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG is in effect. (See "Death benefit guarantee," also "Grace period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy, which depends on:

- the amount of the death benefit;

- the policy value; and

- the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                             [a  X  (b - c)]  +  d

where:

(a) IS THE MONTHLY COST OF INSURANCE RATE, based on the insured's sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.

If you purchase your policy on or after May 1, 1991 with an initial specified amount of $350,000 or greater, your policy qualifies for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, if you purchase your policy on or after May 1, 1993 (October 1, 1993 for policies purchased in New Jersey) and before November 20, 1997, it qualifies for lower cost of insurance rates than policies purchased earlier. IDS Life modified cost of insurance rates to reflect IDS Life and industry-wide changes in mortality experience for all policies purchased on or after November 20, 1997. These modified cost of insurance rates effective November 20, 1997, do not apply to policies purchased in New Jersey.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0036748 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

NOTE FOR MASSACHUSETTS AND MONTANA RESIDENTS
Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80% male, 20% female blend of the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday.

2. POLICY FEE: $5 per month. We waive this fee for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily

--------------------------------------------------------------------------------

18      VARIABLE UNIVERSAL LIFE POLICY
underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month.

3. DEATH BENEFIT GUARANTEE CHARGE: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life for the risk it assumes in providing the DBG. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 70, whichever is later. We will not deduct the charge if the DBG is no longer in effect. For any policy month in which a waiver of monthly deduction rider pays the monthly deduction, the minimum monthly premium will be zero. (See "Death benefit guarantee," for an explanation of the minimum monthly premium and "Other insured rider," under "Optional insurance benefits.")

4. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits."

SURRENDER CHARGE
If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge. The surrender charge is the sum of two parts:

CONTINGENT DEFERRED ISSUE AND ADMINISTRATIVE EXPENSE CHARGE: Reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.

CONTINGENT DEFERRED SALES CHARGE: Partially compensates IDS Life for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum premium amount shown in the policy plus 6.5% of all other premium payments. The maximum premium amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. It is calculated according to a formula contained in a SEC rule. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as

                                 a  X  (b + c)

where:

(a) IS THE AMOUNT OF THE INCREASE in the specified amount divided by the total specified amount after the increase;

(b)  IS THE POLICY value on the date of the increase; and

(c)  IS ALL PREMIUM PAYMENTS paid on or after the date of the increase.

MAXIMUM SURRENDER CHARGE: The total surrender charge is subject to an overall upper limit or "maximum surrender charge." We will show "maximum surrender charge" for the initial specified amount in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 19
during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If you increase the specified amount, an "additional maximum surrender charge" will apply. We will show the "additional maximum surrender charge" in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the DBG in effect, for several years the surrender charge generally will be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" generally will apply. If you pay premium payments at a significantly higher level, the "Maximum surrender charge" generally will apply in all years.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. The specified amount is assumed to be $100,000.

a. the contingent deferred sales charge is 27.5% of premium payments up to a maximum premium amount of $1001 of premium payments and 6.5% of all premium payments in excess of $1001.

b. the contingent deferred issue and administrative expense charge is $4 per $1000 of specified amount or $400. This amount remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

c. the "maximum surrender charge" is $901. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

Assuming an annual premium payment of $900, the actual surrender charge will be the lesser of a+b or c. Here is how we calculate the actual surrender charge:

LAPSE OR SURRENDER AT
  BEGINNING OF YEAR        a          b        a + b        c       SURRENDER CHARGE
          1             $247.50    $400.00    $647.50    $901.00        $647.50
          2              327.21     400.00     727.21     901.00         727.21
          3              385.71     400.00     785.71     901.00         785.71
          4              444.21     400.00     844.21     901.00         844.21
          5              502.71     400.00     902.71     901.00         901.00
          6              561.21     400.00     961.21     901.00         901.00
          7              619.71     320.00     939.71     720.80         720.80
          8              678.21     240.00     918.21     540.60         540.60
          9              736.71     160.00     896.71     360.40         360.40
         10              795.21      80.00     875.21     180.20         180.20
         11              853.71       0.00     853.71       0.00           0.00

From the beginning of year 6 to the end of year 10, the amounts shown in b and c decrease on a monthly basis.

--------------------------------------------------------------------------------

20      VARIABLE UNIVERSAL LIFE POLICY

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker rate classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a standard rate classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $44.75 multiplied by 5,000 or $223,750.

                       MAXIMUM SURRENDER CHARGE
            (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)
                          STANDARD               STANDARD
           AGE              MALE                  FEMALE
            0               5.44                   5.13
            1               5.40                   5.11
            2               5.45                   5.14
            3               5.50                   5.18
            4               5.55                   5.22
            5               5.61                   5.27
            6               5.67                   5.31
            7               5.73                   5.36
            8               5.81                   5.42
            9               5.88                   5.47
           10               5.96                   5.53
           11               6.05                   5.60
           12               6.14                   5.66
           13               6.23                   5.73
           14               6.33                   5.81
           15               6.43                   5.88
           16               6.52                   5.96
           17               6.62                   6.04
           18               6.72                   6.13
           19               6.82                   6.22

                          STANDARD   NONSMOKER   STANDARD   NONSMOKER
           AGE              MALE       MALE       FEMALE     FEMALE
           20               7.47        6.61       6.61        6.19
           21               7.60        6.70       6.72        6.29
           22               7.74        6.81       6.84        6.38
           23               7.89        6.92       6.97        6.48
           24               8.05        7.04       7.10        6.59
           25               8.22        7.16       7.24        6.71
           26               8.41        7.30       7.39        6.83
           27               8.61        7.45       7.54        6.95
           28               8.82        7.60       7.70        7.09
           29               9.05        7.77       7.88        7.23
           30               9.29        7.94       8.06        7.38
           31               9.55        8.13       8.25        7.54
           32               9.83        8.33       8.46        7.70
           33              10.12        8.54       8.67        7.88
           34              10.44        8.77       8.90        8.07
           35              10.77        9.01       9.14        8.26
           36              11.12        9.26       9.39        8.47
           37              11.49        9.53       9.66        8.69
           38              11.88        9.81       9.94        8.92

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 21

                       MAXIMUM SURRENDER CHARGE
            (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)
                          STANDARD   NONSMOKER   STANDARD   NONSMOKER
           AGE              MALE       MALE       FEMALE     FEMALE
           39              12.30       10.11      10.23        9.16
           40              12.74       10.42      10.54        9.42
           41              13.20       10.76      10.86        9.69
           42              13.69       11.12      11.19        9.97
           43              14.21       11.49      11.54       10.27
           44              14.75       11.89      11.91       10.58
           45              15.33       12.32      12.30       10.91
           46              15.94       12.77      12.70       11.26
           47              16.58       13.25      13.13       11.63
           48              17.26       13.75      13.58       12.02
           49              17.99       14.30      14.05       12.44
           50              18.75       14.87      14.55       12.88
           51              19.57       15.49      15.08       13.35
           52              20.44       16.15      15.64       13.84
           53              21.35       16.85      16.23       14.37
           54              22.32       17.60      16.85       14.93
           55              23.35       18.39      17.51       15.52
           56              24.43       19.24      18.20       16.15
           57              25.58       20.15      18.94       16.83
           58              26.79       21.11      19.73       17.55
           59              28.08       22.15      20.58       18.32
           60              29.46       23.26      21.49       19.16
           61              30.93       24.45      22.48       20.06
           62              32.50       25.72      23.54       21.03
           63              34.16       27.09      24.68       22.08
           64              35.92       28.55      25.90       23.20
           65              37.78       30.11      27.19       24.40
           66              39.74       31.78      28.57       25.69
           67              41.81       33.57      30.04       27.07
           68              44.02       35.50      31.63       28.56
           69              46.37       37.57      33.35       30.19
           70              48.01       39.81      35.23       31.97
           71              48.01       42.23      37.29       33.91
           72              48.01       44.78      39.54       36.03
           73              48.01       45.98      44.60       40.85
           74              48.01       45.98      41.98       38.34
           75              48.01       45.98      44.75       43.56
           76              48.01       45.98      44.75       43.82
           77              48.01       45.98      44.75       43.82
           78              48.01       45.98      44.75       43.82
           79              48.01       45.98      44.75       43.82
           80              48.01       45.98      44.75       43.82
           81              48.01       45.98      44.75       43.82
           82              48.01       45.98      44.75       43.82
           83              48.01       45.98      44.75       43.82
           84              48.01       45.98      44.75       43.82
           85              48.01       45.98      44.75       43.82

--------------------------------------------------------------------------------

22      VARIABLE UNIVERSAL LIFE POLICY

PARTIAL SURRENDER FEE
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales and surrender charges discussed earlier. IDS Life will make up any further deficit from its general assets.

TRANSACTION CHARGE
IDS Life makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Salomon Smith Barney on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. We can increase this amount in the future, but it will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Salomon Smith Barney).

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 23

FUND EXPENSES
The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS
                                                                MANAGEMENT       12B-1         OTHER
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS                        FEES           FEES        EXPENSES      TOTAL
 IDS Life Series Fund - Equity Portfolio                          0.70%            --           0.03        0.73%(1)
 IDS Life Series Fund - Government Securities Portfolio
   (after expense limitation)                                     0.70%            --           0.10(2)     0.80%(1)
 IDS Life Series Fund - Income Portfolio                          0.70%            --           0.05        0.75%(1)
 IDS Life Series Fund - International Equity Portfolio            0.95%            --           0.10        1.05%(1)
 IDS Life Series Fund - Managed Portfolio                         0.70%            --           0.04        0.74%(1)
 IDS Life Series Fund - Money Market Portfolio                    0.50%            --           0.10        0.60%(1)
 AIM V.I. Growth and Income Fund                                  0.61%            --           0.16        0.77%(3)
 Putnam VT New Opportunities Fund - Class IA Shares               0.54%            --           0.05        0.59%(3)

                  (1)   Annual operating expenses for the fiscal year ended
                        April 30, 1999.
                  (2)   IDS Life has agreed to a voluntary limit of 0.1%, on an
                        annual basis, of the average daily net assets of each of the
                        IDS Life Series Fund Portfolios for other expenses like
                        taxes and brokerage commissions and for nonadvisory
                        expenses. If the 0.1% limitation had not been in place,
                        these other expenses would have been 0.17% for IDS Life
                        Series Fund-Government Securities Portfolio. IDS Life
                        reserves the right to discontinue limiting these other
                        expenses at 0.1%. However, its present intention is to
                        continue the limit until the time that actual expenses are less than the limit.
                  (3)   Figures in "Management fees," "Other Expenses" and "Total"
                        are based on actual expenses for the fiscal year ended
                        Dec. 31, 1999.

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.

OTHER INFORMATION ON CHARGES
IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

--------------------------------------------------------------------------------

24      VARIABLE UNIVERSAL LIFE POLICY

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE
The value in the fixed account on the policy date (when the policy is issued) equals:

- the portion of your initial net premium allocated to the fixed account; plus

- interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

- the value on the previous monthly date; plus

- net premiums allocated to the fixed account since the last monthly date; plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

- accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES
The value in each subaccount changes daily, depending on the investment performance of the fund or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

- the portion of your initial net premium allocated to the subaccount; plus

- interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 25

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here is how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: We determine the net investment factor at the end of each valuation period. This factor equals

                              (a divided by b) - c

where:

(a) equals:

- net asset value per share of the fund or value of a unit of the trust; plus

- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

- net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus

- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, fees and charges," above.

--------------------------------------------------------------------------------

26      VARIABLE UNIVERSAL LIFE POLICY

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

- additional purchase payments allocated to the subaccounts;

- transfers into or out of the subaccount(s);

- partial surrenders and partial surrender fees;

- surrender charges; and/or

- pro rata portions of the monthly deductions

Accumulation unit values will fluctuate due to:

- changes in underlying fund(s) net asset value or the value of the trust;

- dividends distributed to the subaccount(s);

- capital gains or losses of underlying funds;

- fund operating expenses;

- mortality and expense risk charges; and/or

- the transaction charge for the subaccount investing in the trust.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 27

DEATH BENEFITS

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

- the specified amount on the date of the insured's death; or

- the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE
   INSURED'S      APPLICABLE    INSURED'S   APPLICABLE
   ATTAINED      PERCENTAGE OF  ATTAINED   PERCENTAGE OF
   INSURANCE        POLICY      INSURANCE     POLICY
      AGE            VALUE         AGE         VALUE
  40 or younger         250%       61             128%
  41                    243        62             126
  42                    236        63             124
  43                    229        64             122
  44                    222        65             120
  45                    215        66             119
  46                    209        67             118
  47                    203        68             117
  48                    197        69             116
  49                    191        70             115
  50                    185        71             113
  51                    178        72             111
  52                    171        73             109
  53                    164        74             107
  54                    157       75-95           105
  55                    150        96             104
  56                    146        97             103
  57                    142        98             102
  58                    138        99             101
  59                    134        100            100
  60                    130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which requires a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

--------------------------------------------------------------------------------

28      VARIABLE UNIVERSAL LIFE POLICY

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

- the policy value plus the specified amount; or

- the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

EXAMPLES:                                 OPTION 1  OPTION 2
 specified amount                         $100,000  $100,000
 policy value                               $5,000    $5,000
 death benefit                            $100,000  $105,000
 policy value increases to                  $8,000    $8,000
 death benefit                            $100,000  $108,000
 policy value decreases to                  $3,000    $3,000
 death benefit                            $100,000  $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider
Option 1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in the policy.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

- $350,000 in the first policy year;

- $325,000 in years two to five;

- $300,000 in years six to 10; and

- $275,000 thereafter.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

- Monthly deduction because the cost of insurance depends upon the specified amount.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 29

- Minimum monthly premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT
Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

- Your monthly deduction will increase because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

- Charges for certain optional insurance benefits will increase.

- The minimum monthly premium will increase if the DBG is in effect.

- The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the DBG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the DBG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

- $350,000 in the first policy year;

- $325,000 in years two to five;

- $300,000 in years six to 10; and

- $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance and the DBG charge both depend upon the specified amount.

- Charges for certain optional insurance benefits will decrease.

--------------------------------------------------------------------------------

30      VARIABLE UNIVERSAL LIFE POLICY

- The minimum monthly premium will decrease if the DBG is in effect.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

- First from the portion due to the most recent increase;

- Next from portions due to the next most recent increases successively; and

- Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different rate classifications to the current specified amount. We will eliminate the rate classification applicable to the most recent increase in the specified amount first, then the rate classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX
If the insured's age or sex has been misstated, the proceeds payable upon death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE
Suicide by the insured, whether sane or insane, within two years from policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrender.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 31

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

MINIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

- For automated transfers -- $50.

From the fixed account to a subaccount:

- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

- For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

- None.

From the fixed account to a subaccount:

- Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR
We reserve the right to limit mail and telephone transfers to five per policy year. Twelve automated transfers per policy are allowed.

--------------------------------------------------------------------------------

32      VARIABLE UNIVERSAL LIFE POLICY

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER
Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

 1 BY LETTER:
--------------------------------------------------------------------------------

REGULAR MAIL:
IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

EXPRESS MAIL:
IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY PHONE:
--------------------------------------------------------------------------------

Call between 7 a.m. and 6 p.m. Central Time:
1-800-862-7919 (TOLL FREE)
TTY service for the hearing impaired:
1-800-285-8846 (TOLL FREE)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, IDS Life and its affiliates will not be liable for any loss resulting from fraudulent requests.

- We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to IDS Life and tell us.

AUTOMATED TRANSFERS
In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

- Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 33

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING
You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

                                HOW DOLLAR-COST AVERAGING WORKS
--------------------------------------------------------------------------------

                                          AMOUNT    ACCUMULATION   NUMBER OF UNITS
                 MONTH                   INVESTED    UNIT VALUE       PURCHASED
By investing an                     Jan    $100         $20              5.00
 equal number of                    Feb     100          16              6.25
dollars each month...               Mar     100           9             11.11

you automatically                   Apr     100           5             20.00
  buy more units                    May     100           7             14.29
when the per unit                  June     100          10             10.00
market price is low...             July     100          15              6.67

 and fewer units                    Aug     100          20              5.00
when the per unit                  Sept     100          17              5.88
market price is high.               Oct     100          12              8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

--------------------------------------------------------------------------------

34      VARIABLE UNIVERSAL LIFE POLICY

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of valuation period during which we receive your request. (Loans by telephone are limited by $50,000.)

INTEREST RATE: The interest rate for policy loans is 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993 (October 1, 1993 for New Jersey), we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

MINIMUM LOAN: $500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

- In Virginia, 90% of the policy value minus surrender charges.

- In all other states, 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of policy proceeds").

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.5% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the allocated interest, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s) or the trust.

A loan may terminate the DBG. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the DBG in effect.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 35

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal taxes.")

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require that you return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

TOTAL SURRENDERS
If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS
After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, fees and charges."

ALLOCATION OF PARTIAL SURRENDERS
Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS
A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

A partial surrender may terminate the DBG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG in effect.

If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life will deduct this decrease from the current specified amount in this order:

- First from the specified amount provided by the most recent increase;

- Next from the next most recent increases successively;

- Then from the initial specified amount when the policy was issued.

--------------------------------------------------------------------------------

36      VARIABLE UNIVERSAL LIFE POLICY

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Death benefits.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES
Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid.
(See "Federal taxes.")

EXCHANGE RIGHT
For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification or issue age. Only the method of funding the policy value will be affected.

PAID-UP INSURANCE OPTION
You may request that we use the cash surrender value of the policy to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 37

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

WAIVER OF MONTHLY DEDUCTION (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

ACCIDENTAL DEATH BENEFIT (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury.

OTHER INSURED RIDER (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered.

CHILDREN'S INSURANCE RIDER (CIR): CIR provides level term care on each eligible child.

AUTOMATIC INCREASE BENEFIT RIDER (AIB): AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65. This rider is not available in New Jersey.

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (ABRTI): If the insured is terminally ill and death is expected to occur within 6 months, the rider provides that you can withdraw a portion of the death benefit prior to death. This rider is not available in all states.

PAYMENT OF POLICY PROCEEDS

Proceeds will be paid when:

- you surrender the policy;

- the insured dies; or

- the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas and Colorado) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or first place them under a payment option).

PAYMENT OPTIONS: During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to IDS Life's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

--------------------------------------------------------------------------------

38      VARIABLE UNIVERSAL LIFE POLICY

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of policy proceeds". All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

            PAYMENT PERIOD (YEARS)   MONTHLY PAYMENT PER $1,000 PLACED UNDER OPTION B
                       5                                 $18.32
                      10                                  10.06
                      15                                   7.34
                      20                                   6.00
                      25                                   5.22
                      30                                   4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

  CALENDAR YEAR OF PAYEE'S BIRTH   ADJUSTMENT   CALENDAR YEAR OF PAYEE'S BIRTH   ADJUSTMENT
        Before 1920                    0                 1945-1949                    6
        1920-1924                      1                 1950-1959                    7
        1925-1929                      2                 1960-1969                    8
        1930-1934                      3                 1970-1979                    9
        1935-1939                      4                 1980-1989                   10
        1940-1944                      5                After 1989                   11

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 39

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

ADJUSTED
  AGE                        LIFE INCOME PER $1,000 WITH
 PAYEE                         PAYMENTS GUARANTEED FOR
--------------------------------------------------------------------------
                10 YEARS              15 YEARS              20 YEARS
             MALE      FEMALE      MALE      FEMALE      MALE      FEMALE
   50       $4.81      $4.47      $4.74      $4.45      $4.65      $4.40
   55        5.20       4.80       5.09       4.74       4.94       4.87
   60        5.70       5.22       5.51       5.12       5.25       4.98
   65        6.35       5.77       5.98       5.58       5.54       5.32
   70        7.14       6.50       6.47       6.12       5.77       5.63
   75        8.00       7.40       6.87       6.64       5.91       5.85

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

- the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

--------------------------------------------------------------------------------

40      VARIABLE UNIVERSAL LIFE POLICY

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE'S TAX STATUS
The IRS taxes IDS Life as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts a part of IDS Life, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax IDS Life on this investment income, including realized capital gains. Therefore, IDS Life does not charge the subaccounts for our federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS
The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.

      SOURCE OF PROCEEDS                      TAXABLE PORTION OF PRE-DEATH PROCEEDS

FULL SURRENDER AND MATURITY:       Amount you receive plus any indebtedness, minus your
                                   investment in the policy.*
-----------------------------------------------------------------------------------------------
LAPSE                              Any outstanding indebtedness minus your investment in
                                   the policy.*
-----------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                 Lesser of:
  (MODIFIED ENDOWMENTS):           the amount you receive or policy value minus your investment in the policy.*
-----------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS       Lesser of:
  (MODIFIED ENDOWMENTS):           the amount of the loan/assignment or policy value minus your investment in the policy.*
-----------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                 Generally, if the amount you receive is greater than your
  (OTHER POLICIES):                investment in the policy,* the amount in excess of your
                                   investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial
                                   surrender results in or is caused by a reduction in
                                   benefits.
-----------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS       None
  (OTHER POLICIES):
-----------------------------------------------------------------------------------------------
PAYMENT OPTIONS:                   If we pay proceeds of the policy under one of the payment
                                   options, see the "Payment option" under "Payment of policy proceeds" section for tax information.
-----------------------------------------------------------------------------------------------

                    *   The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 41

MODIFIED ENDOWMENT CONTRACTS
In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

- you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of you policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Death benefits" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after issue or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

--------------------------------------------------------------------------------

42      VARIABLE UNIVERSAL LIFE POLICY

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program. Rates that do not distinguish between men and women are available when required for employment-related programs in all states except Illinois, Michigan, New Jersey, South Carolina and Texas.

IDS LIFE

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 200 AXP Financial Center, Minneapolis, MN 55474.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP
IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American
Express-Registered Trademark-Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $262 billion.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 43

STATE REGULATION
IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY
IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 50% of the initial minimum monthly premium (annualized) when they sell the policy, plus 3% of all premiums in excess of 12 times the minimum monthly premium. At the end of policy years one through 10, IDS Life pays a service fee not greater than 0.3% of the policy value, net of indebtedness. IDS Life pays additional commissions if an increase in coverage occurs. IDS Life also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

LEGAL PROCEEDINGS
A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and AEFC do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life and AEFC, like other life and health insurers, from time to time are involved in such litigation. On December 13, 1996, an action entitled LESA BENACQUISTO AND DANIEL BENACQUISTO VS. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in Minnesota state court. The action was brought by individuals who replaced an existing IDS Life insurance policy with a new IDS Life policy. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and AEFC filed an answer to the complaint on February 18, 1997, denying the allegations. A second action, entitled ARNOLD MORK, ISABELLA MORK, RONALD MELCHART AND SUSAN MELCHART VS. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in the same court on March 21,1997. In addition to claims that are included in the Benacquisto lawsuit, the second action include an allegation of improper replacement of an existing IDS Life annuity contract. A subsequent class action, RICHARD THORESEN AND ELIZABETH THORESEN VS. AEFC, AMERICAN PARTNERS LIFE INSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN CENTURION LIFE ASSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK, was filed in the same court on October 13, 1998 alleging that the sale of annuities in tax-deferred contributory retirement investment plans (E.G. IRAs) was done through deceptive marketing practices, which IDS Life denies. Plaintiffs in each of the above actions seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues.

IDS Life is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We

--------------------------------------------------------------------------------

44      VARIABLE UNIVERSAL LIFE POLICY
do not anticipate that this proposed settlement or any other lawsuits in which IDS Life is a defendant, will have a material adverse effect on our financial condition.

YEAR 2000
The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life and the Variable Account. All of the major systems used by IDS Life and the Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on IDS Life's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

EXPERTS
Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1999 and 1998, and for each of the three years in the period ended Dec. 31, 1999, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts (comprised of subaccounts U, V, W, X, Y, IL, FGI, FNO, and F04) at Dec. 31, 1999, and for each of the three years in the period then ended, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 45

MANAGEMENT OF IDS LIFE

DIRECTORS
DAVID R. HUBERS
Director since September 1989; president and chief executive officer, AEFC, since August 1993, and director, AEFC, since January 1984; senior vice president, Finance and chief financial officer, AEFC, from January 1984 to August 1993.

RICHARD W. KLING
Chief executive officer since December 1999; director since February 1984; president since March 1994. Executive vice president, Marketing and Products from January 1988 to March 1994; senior vice president, AEFC, since May 1994; director of IDS Life Series Fund, Inc. and chairman of the board of managers of IDS Life Variable Annuity Funds A and B.

PAUL F. KOLKMAN
Director since May 1984; executive vice president since March 1994; vice president, Finance from May 1984 to March 1994; vice president, AEFC, since January 1987.

PAULA R. MEYER
Director and executive vice president, Assured Assets since 1998; vice president, AEFC since 1998; Piper Capital Management (PCM) President from October 1997 to May 1998; PCM Director of Marketing from June 1995 to October 1997; PCM Director of Retail from December 1993 to June 1995.

PAMELA J. MORET
Director since March 2000; executive vice president - Variable Assets since April 1997; vice president - Retail Service Group, AEFC, from 1996 to 1997; vice president - Communications, AEFC, from 1993 to 1996.

JAMES A. MITCHELL
Chairman of the board since March 1994; director since July 1984; chief executive officer from November 1986 to March 1999; president from July 1984 to March 1994; executive vice president, AEFC, since March 1994; director, AEFC, since July 1984; senior vice president, AEFC, from July 1984 to March 1994.

BARRY J. MURPHY
Director and executive vice president, Client Service, since March 1994; senior vice president, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, since July 1992; vice president, TRS, from November 1989 to July 1992; chief operating officer, TRS, from March 1988 to November 1989.

STUART A. SEDLACEK
Executive vice president since December 1999; director of AEFC since January 1998; vice president, Assured Assets, AEFC from 1994 to 1997.

OFFICERS OTHER THAN DIRECTORS
JEFFREY S. HORTON
Vice president, treasurer and assistant secretary since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies - Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

WILLIAM A. STOLTZMANN
Vice president, general counsel and secretary since 1985; vice president and assistant general counsel, AEFC, since November 1985.

--------------------------------------------------------------------------------

46      VARIABLE UNIVERSAL LIFE POLICY

PHILIP C. WENTZEL

Vice president and controller since 1998; vice president-Finance, Risk Management Products, AEFC since 1997; and director of financial reporting and analysis from 1992 to 1997.

The address for all of the directors and principal officers is: 200 AXP Financial Center, Minneapolis, MN 55474.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

OTHER FUND MANAGERS

A I M ADVISORS, INC.
A I M Advisors, Inc. ("A I M") serves as the fund's investment advisor. A I M has acted as an advisor since its organization in 1976. Today, A I M, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

PUTNAM INVESTMENT MANAGEMENT, INC.
Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family.

SALOMON SMITH BARNEY INC.
Salomon Smith Barney, sponsor of the trust, a Delaware corporation and an indirect wholly owned subsidiary of Citigroup Inc., is engaged in the underwriting, securities and commodities brokerage business, and investment advisory business and is a member of the NYSE, other major securities exchanges and commodity exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and 12 close-end investment companies. The sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 47

OTHER INFORMATION

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's web site at http://www.sec.gov.

VOTING RIGHTS
As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

REPORTS
At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

--------------------------------------------------------------------------------

48      VARIABLE UNIVERSAL LIFE POLICY

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

- the annual rate of return of the Fund is 0%, 6% or 12%

- the cost of insurance rates and policy fees are current rates and fees for policies purchased:

  -- on or after November 20, 1997;

  -- on or after May 1, 1993 (October 1, 1993 for New Jersey) and before
     November 20, 1997;

  -- before May 1, 1993 (October 1, 1993 for New Jersey); and

- the cost of insurance rates and policy fees are guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS:

RATES OF RETURN: assumes to be uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.

INSURED: assumes a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES
The death benefit, policy value and cash surrender value reflect the following charges:

- Sales charge: 2.5% of each premium payment.

- Premium tax charge: 2.5% of each premium payment.

- Cost of insurance charge for the sex, age and rate classification for the assumed insured.

- Policy fee: $5 per month ($7.50 per month guaranteed maximum).

- Death benefit guaranteed charge: 1 cent per $1,000 of the current specified amount.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 49

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.70% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees of the funds available under the policy and the transaction charges of the trust. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information;

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

- a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund; currently, this is the maximum direct expenses the funds will incur after IDS Life limits the direct expenses of some funds. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees, and charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                            NET ANNUAL RATE OF RETURN   NET ANNUAL RATE OF RETURN
  GROSS ANNUAL INVESTMENT     FOR "GUARANTEED COSTS        FOR "CURRENT COSTS
      RATE OF RETURN          ASSUMED" ILLUSTRATION       ASSUMED" ILLUSTRATION
             0%                      (1.69)%                     (1.69)%
             6                        4.21                        4.21
            12                       10.11                       10.11

TAXES: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

--------------------------------------------------------------------------------

50      VARIABLE UNIVERSAL LIFE POLICY

POLICY ILLUSTRATIONS

ILLUSTRATION                                                       POLICIES PURCHASED ON OR AFTER NOVEMBER 20, 1997
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                             MALE - AGE 35                     CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                 NONSMOKER                       ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000      $608      $657       $694       $0        $0        $46
  2          1,937     100,000     100,000     100,000     1,206     1,330      1,459      479       602        732
  3          2,979     100,000     100,000     100,000     1,783     2,026      2,290      998     1,241      1,505
  4          4,073     100,000     100,000     100,000     2,341     2,742      3,195    1,496     1,898      2,351
  5          5,222     100,000     100,000     100,000     2,878     3,478      4,182    1,977     2,577      3,281

  6          6,428     100,000     100,000     100,000     3,396     4,234      5,258    2,675     3,513      4,537
  7          7,694     100,000     100,000     100,000     3,895     5,012      6,434    3,354     4,471      5,893
  8          9,024     100,000     100,000     100,000     4,373     5,810      7,717    4,012     5,450      7,356
  9         10,420     100,000     100,000     100,000     4,829     6,630      9,119    4,649     6,450      8,938
  10        11,886     100,000     100,000     100,000     5,259     7,467     10,646    5,259     7,467     10,646

  11        13,425     100,000     100,000     100,000     5,664     8,321     12,314    5,664     8,321     12,314
  12        15,042     100,000     100,000     100,000     6,044     9,195     14,136    6,004     9,195     14,136
  13        16,739     100,000     100,000     100,000     6,396    10,087     16,128    6,396    10,087     16,128
  14        18,521     100,000     100,000     100,000     6,719    10,994     18,305    6,719    10,994     18,305
  15        20,392     100,000     100,000     100,000     7,013    11,919     20,689    7,013    11,919     20,684

  16        22,356     100,000     100,000     100,000     7,272    12,858     23,297    7,272    12,858     23,297
  17        24,419     100,000     100,000     100,000     7,496    13,809     25,153    7,496    13,809     25,153
  18        26,585     100,000     100,000     100,000     7,679    14,768     29,281    7,679    14,768     29,281
  19        28,859     100,000     100,000     100,000     7,816    15,731     32,707    7,816    15,731     32,707
  20        31,247     100,000     100,000     100,000     7,905    16,697     36,467    7,905    16,697     36,467

age 60      45,102     100,000     100,000     100,000     7,422    21,390     61,691    7,422    21,390     61,691
age 65      62,785     100,000     100,000     125,819     4,830    25,402    103,130    4,830    25,402    103,130

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 51

ILLUSTRATION                                       POLICIES PURCHASED ON OR AFTER MAY 1, 1993 AND BEFORE NOVEMBER 20, 1997
--------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                               MALE - AGE 35                       CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                   NONSMOKER                         ANNUAL PREMIUM $900
--------------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                 POLICY VALUE (1)(2)              CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%          12%         0%         6%        12%         0%         6%        12%
--------------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000       $605        $648       $691        $0          $0        $43
  2          1,937     100,000     100,000     100,000      1,200       1,323      1,452       473         596        725
  3          2,979     100,000     100,000     100,000      1,775       2,017      2,280       989       1,231      1,494
  4          4,073     100,000     100,000     100,000      2,329       2,729      3,181     1,485       1,885      2,337
  5          5,222     100,000     100,000     100,000      2,864       3,461      4,163     1,963       2,560      3,262

  6          6,428     100,000     100,000     100,000      3,379       4,214      5,234     2,659       3,493      4,513
  7          7,694     100,000     100,000     100,000      3,876       4,988      6,404     3,335       4,447      5,864
  8          9,024     100,000     100,000     100,000      4,351       5,782      7,681     3,990       5,422      8,894
  9         10,420     100,000     100,000     100,000      4,802       6,595      9,074     4,622       6,415      9,591
  10        11,886     100,000     100,000     100,000      5,227       7,425     10,591     5,227       7,425     10,591

  11        13,425     100,000     100,000     100,000      5,627       8,272     12,247     5,627       8,272     12,247
  12        15,042     100,000     100,000     100,000      6,001       9,138     14,057     6,001       9,138     14,057
  13        16,739     100,000     100,000     100,000      6,349      10,021     16,036     6,349      10,021     16,036
  14        18,521     100,000     100,000     100,000      6,666      10,920     18,198     6,666      10,920     18,198
  15        20,392     100,000     100,000     100,000      6,953      11,834     21,563     6,953      11,834     20,563

  16        22,356     100,000     100,000     100,000      7,205      12,761     23,150     7,205      12,761     23,150
  17        24,419     100,000     100,000     100,000      7,421      13,699     25,983     7,421      13,699     25,983
  18        26,585     100,000     100,000     100,000      7,597      14,645     29,086     7,597      14,645     29,086
  19        28,859     100,000     100,000     100,000      7,726      15,594     33,485     7,726      15,594     32,485
  20        31,247     100,000     100,000     100,000      7,806      16,543     36,213     7,806      16,543     36,213

age 60      45,102     100,000     100,000     100,000      7,274      21,139     61,221     7,274      21,139     61,221
age 65      62,785     100,000     100,000     124,847      4,629      25,020    102,334     4,629      25,020    102,334

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

52      VARIABLE UNIVERSAL LIFE POLICY

ILLUSTRATION
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                             MALE - AGE 35                     CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                 NONSMOKER                       ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000      $575      $617      $659        $0        $0       $11
  2          1,937     100,000     100,000     100,000     1,141     1,261     1,386       414       533       658
  3          2,979     100,000     100,000     100,000     1,687     1,921     2,175       901     1,135     1,389
  4          4,073     100,000     100,000     100,000     2,213     2,598     3,033     1,369     1,754     2,189
  5          5,222     100,000     100,000     100,000     2,720     3,293     3,968     1,819     2,392     3,067

  6          6,428     100,000     100,000     100,000     3,196     3,996     4,976     2,475     3,275     4,255
  7          7,694     100,000     100,000     100,000     3,654     4,718     6,076     3,113     4,178     5,535
  8          9,024     100,000     100,000     100,000     4,082     5,450     7,267     3,722     5,089     6,906
  9         10,420     100,000     100,000     100,000     4,493     6,203     8,570     4,313     6,022     8,390
  10        11,886     100,000     100,000     100,000     4,876     6,966     9,986     4,876     6,966     9,986

  11        13,425     100,000     100,000     100,000     5,231     7,742    11,527     5,231     7,742    11,527
  12        15,042     100,000     100,000     100,000     5,559     8,531    13,208     5,559     8,531    13,208
  13        16,739     100,000     100,000     100,000     5,849     9,323    15,034     5,849     9,323    15,034
  14        18,521     100,000     100,000     100,000     6,114    10,129    17,030     6,114    10,129    17,030
  15        20,392     100,000     100,000     100,000     6,341    10,940    19,206     6,341    10,940    19,206

  16        22,356     100,000     100,000     100,000     6,521    11,745    21,573     6,521    11,745    21,573
  17        24,419     100,000     100,000     100,000     6,667    12,557    24,163     6,667    12,557    24,163
  18        26,585     100,000     100,000     100,000     6,766    13,364    26,993     6,766    13,364    26,993
  19        28,859     100,000     100,000     100,000     6,809    14,158    30,082     6,809    14,158    30,082
  20        31,247     100,000     100,000     100,000     6,786    14,929    33,454     6,786    14,929    33,454

age 60      45,102     100,000     100,000     100,000     5,533    18,272    55,886     5,533    18,272    55,863
age 65      62,785     100,000     100,000     113,155     1,437    19,813    92,750     1,437    19,813    92,750

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 53

ILLUSTRATION                                                                  POLICIES PURCHASED BEFORE MAY 1, 1993
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                             MALE - AGE 35                     CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                 NONSMOKER                       ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000      $605      $648      $691        $0        $0       $43
  2          1,937     100,000     100,000     100,000     1,200     1,323     1,452       473       596       725
  3          2,979     100,000     100,000     100,000     1,775     2,017     2,280       989     1,231     1,494
  4          4,073     100,000     100,000     100,000     2,329     2,729     3,181     1,485     1,885     2,337
  5          5,222     100,000     100,000     100,000     2,864     3,461     4,163     1,963     2,560     3,262

  6          6,428     100,000     100,000     100,000     3,368     4,202     5,222     2,647     3,481     4,501
  7          7,694     100,000     100,000     100,000     3,853     4,964     6,379     3,312     4,424     5,839
  8          9,024     100,000     100,000     100,000     4,309     5,737     7,633     3,948     5,377     7,273
  9         10,420     100,000     100,000     100,000     4,746     6,534     9,006     4,566     6,354     8,826
  10        11,886     100,000     100,000     100,000     5,155     7,343    10,500     5,155     7,343    10,500

  11        13,425     100,000     100,000     100,000     5,536     8,167    12,127     5,536     8,167    12,127
  12        15,042     100,000     100,000     100,000     5,890     9,006    13,902     5,890     9,006    13,902
  13        16,739     100,000     100,000     100,000     6,206     9,850    15,932     6,206     9,850    15,832
  14        18,521     100,000     100,000     100,000     6,495    10,712    17,945     6,495    10,712    17,945
  15        20,392     100,000     100,000     100,000     6,747    11,581    20,250     6,747    11,581    20,250

  16        22,356     100,000     100,000     100,000     6,964    12,458    22,769     6,964    12,458    22,769
  17        24,419     100,000     100,000     100,000     7,134    13,334    25,519     7,134    13,334    25,519
  18        26,585     100,000     100,000     100,000     7,258    14,210    28,526     7,258    14,210    28,526
  19        28,859     100,000     100,000     100,000     7,325    15,076    31,813     7,325    15,076    31,813
  20        31,247     100,000     100,000     100,000     7,327    15,923    35,405     7,327    15,923    35,405

age 60      45,102     100,000     100,000     100,000     6,474    19,997    58,664     6,474    19,997    58,664
age 65      62,785     100,000     100,000     110,666     3,077    22,796    90,710     3,077    22,796    90,710

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

54      VARIABLE UNIVERSAL LIFE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY
We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts (comprised of subaccounts U, Y, V, IL, X, W, FGI, FNO, and F04) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated and unaffiliated mutual fund managers and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts at December 31, 1999, and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Minneapolis, Minnesota
March 17, 2000

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 55

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                              SEGREGATED ASSET SUBACCOUNTS
                                          --------------------------------------------------------------------
DEC. 31, 1999                                   U              Y            V            IL            X

 ASSETS
--------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
  portfolios and units of the trust:
    at cost                               $  782,166,524  $18,371,252  $89,579,586  $245,807,476  $508,863,322
                                          --------------------------------------------------------------------
    at market value                       $1,642,862,121  $17,479,784  $84,039,996  $372,397,830  $722,360,193
Dividends receivable                                  --       80,100    1,023,739            --            --
Accounts receivable from IDS Life for
  contract purchase payments                     473,225        4,818           --       318,860       342,313
Receivable from mutual funds, portfolios
  and the trust for share redemptions                 --           --           --            --            --
--------------------------------------------------------------------------------------------------------------
Total assets                               1,643,335,346   17,564,702   85,063,735   372,716,690   722,702,506
--------------------------------------------------------------------------------------------------------------

 LIABILITIES
--------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee               1,245,633       13,310       64,864       281,979       550,216
  Transaction charge                                  --           --           --            --            --
  Contract terminations                               --           --        9,658            --            --
Payable to mutual funds, portfolios and
  the trust for investments purchased                 --           --           --            --            --
--------------------------------------------------------------------------------------------------------------
Total liabilities                              1,245,633       13,310       74,522       281,979       550,216
--------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period        $1,642,089,713  $17,551,392  $84,989,213  $372,434,711  $722,152,290
--------------------------------------------------------------------------------------------------------------
Accumulation units outstanding               211,900,458    8,219,277   37,532,704   129,850,236   145,546,914
--------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit     $         7.75  $      2.14  $      2.26  $       2.87  $       4.96
--------------------------------------------------------------------------------------------------------------

                                                     SEGREGATED ASSET SUBACCOUNTS                 COMBINED
                                          ---------------------------------------------------     VARIABLE
DEC. 31, 1999                                  W           FGI           FNO          F04         ACCOUNT
 ASSETS
--------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
  portfolios and units of the trust:
    at cost                               $62,705,860  $278,503,164  $210,471,751  $6,657,146  $2,203,126,081
                                          -------------------------------------------------------------------
    at market value                       $62,706,622  $389,883,136  $376,686,549  $9,685,071  $3,678,101,302
Dividends receivable                          280,890            --            --          --       1,384,729
Accounts receivable from IDS Life for
  contract purchase payments                  180,319       777,428       696,508      19,584       2,813,055
Receivable from mutual funds, portfolios
  and the trust for share redemptions              --       294,965       283,241       9,508         587,714
----------------------------------------  -------------------------------------------------------------------
Total assets                               63,167,831   390,955,529   377,666,298   9,714,163   3,682,886,800
----------------------------------------  -------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee               46,627       294,965       283,241       7,441       2,788,276
  Transaction charge                               --            --            --       2,067           2,067
  Contract terminations                            --            --            --          --           9,658
Payable to mutual funds, portfolios and
  the trust for investments purchased              --       777,428       696,508      19,584       1,493,520
----------------------------------------  -------------------------------------------------------------------
Total liabilities                              46,627     1,072,393       979,749      29,092       4,293,521
----------------------------------------  -------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period        $63,121,204  $389,883,136  $376,686,549  $9,685,071  $3,678,593,279
----------------------------------------  -------------------------------------------------------------------
Accumulation units outstanding             36,916,076   185,561,217   152,538,827   3,350,854
----------------------------------------  ---------------------------------------------------
Net asset value per accumulation unit     $      1.71  $       2.10  $       2.47  $     2.89
----------------------------------------  ---------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

56      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                           SEGREGATED ASSET SUBACCOUNTS
                                          ---------------------------------------------------------------
YEAR ENDED DEC. 31, 1999                       U            Y           V           IL            X

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $         --  $  940,641  $6,162,508  $ 7,448,000  $ 18,134,661
---------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee               9,348,608     150,069     766,679    2,559,090     5,574,388
Transaction charge                                  --          --          --           --            --
---------------------------------------------------------------------------------------------------------
Total expenses                               9,348,608     150,069     766,679    2,559,090     5,574,388
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net             (9,348,608)    790,572   5,395,829    4,888,910    12,560,273
---------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in mutual
  funds, portfolios and the trust:
    Proceeds from sales                     39,993,663   3,213,588   6,580,661    4,607,322    18,745,240
    Cost of investments sold                30,235,968   3,314,366   6,850,009    3,679,413    14,868,592
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments      9,757,695    (100,778)   (269,348)     927,909     3,876,648
Net change in unrealized appreciation or
  depreciation of investments              724,869,085  (1,155,624) (5,531,675)  89,942,800   119,944,554
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments             734,626,780  (1,256,402) (5,801,023)  90,870,709   123,821,202
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $725,278,172  $ (465,830) $ (405,194) $95,759,619  $136,381,475
---------------------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS                COMBINED
                                          -------------------------------------------------     VARIABLE
YEAR ENDED DEC. 31, 1999                      W           FGI          FNO          F04         ACCOUNT
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $2,146,451  $ 3,192,821  $  2,245,498  $       --  $   40,270,580
----------------------------------------  -----------------------------------------------------------------
Expenses:
Mortality and expense risk fee               416,151    2,295,169     1,911,771      92,137      23,114,062
Transaction charge                                --           --            --      25,594          25,594
----------------------------------------  -----------------------------------------------------------------
Total expenses                               416,151    2,295,169     1,911,771     117,731      23,139,656
----------------------------------------  -----------------------------------------------------------------
Investment income (loss) -- net            1,730,300      897,652       333,727    (117,731)     17,130,924
----------------------------------------  -----------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in mutual
  funds, portfolios and the trust:
    Proceeds from sales                    8,922,156           --        14,996   1,651,028      83,728,654
    Cost of investments sold               8,922,130           --         9,702   1,103,046      68,983,226
----------------------------------------  -----------------------------------------------------------------
Net realized gain (loss) on investments           26           --         5,294     547,982      14,745,428
Net change in unrealized appreciation or
  depreciation of investments                    794   82,169,165   139,915,127    (929,715)  1,149,224,511
----------------------------------------  -----------------------------------------------------------------
Net gain (loss) on investments                   820   82,169,165   139,920,421    (381,733)  1,163,969,939
----------------------------------------  -----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $1,731,120  $83,066,817  $140,254,148  $ (499,464) $1,181,100,863
----------------------------------------  -----------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 57

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                           SEGREGATED ASSET SUBACCOUNTS
                                          ---------------------------------------------------------------
YEAR ENDED DEC. 31, 1998                       U            Y            V           IL            X

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $127,552,190  $  651,047  $ 5,482,824  $10,109,537  $44,064,797
---------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee               7,017,729      95,855      673,510    1,923,842    4,505,632
Transaction charge                                  --          --           --           --           --
---------------------------------------------------------------------------------------------------------
Total expenses                               7,017,729      95,855      673,510    1,923,842    4,505,632
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net            120,534,461     555,192    4,809,314    8,185,695   39,559,165
---------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                      9,112,329   2,869,520    2,569,475    1,835,092    3,977,679
    Cost of investments sold                 7,404,017   2,821,030    2,534,204    1,688,869    3,476,801
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments      1,708,312      48,490       35,271      146,223      500,878
Net change in unrealized appreciation or
  depreciation of investments              (54,778,267)    143,444   (1,588,877)  27,604,400   24,071,107
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments             (53,069,955)    191,934   (1,553,606)  27,750,623   24,571,985
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $ 67,464,506  $  747,126  $ 3,255,708  $35,936,318  $64,131,150
---------------------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS               COMBINED
                                          -------------------------------------------------    VARIABLE
YEAR ENDED DEC. 31, 1998                       W           FGI          FNO         F04        ACCOUNT
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $ 1,502,154  $ 2,141,220  $   962,047  $       --  $192,465,816
----------------------------------------  ---------------------------------------------------------------
Expenses:
Mortality and expense risk fee                274,445      894,291      771,763      70,451    16,227,518
Transaction charge                                 --           --           --      25,415        25,415
----------------------------------------  ---------------------------------------------------------------
Total expenses                                274,445      894,291      771,763      95,866    16,252,933
----------------------------------------  ---------------------------------------------------------------
Investment income (loss) -- net             1,227,709    1,246,929      190,284     (95,866)  176,212,883
----------------------------------------  ---------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
---------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                    12,888,386      352,149          285   1,237,707    34,842,622
    Cost of investments sold               12,888,474      309,487          297     800,049    31,923,228
----------------------------------------  ---------------------------------------------------------------
Net realized gain (loss) on investments           (88)      42,662          (12)    437,658     2,919,394
Net change in unrealized appreciation or
  depreciation of investments                      50   26,122,797   21,170,328     694,437    43,439,419
----------------------------------------  ---------------------------------------------------------------
Net gain (loss) on investments                    (38)  26,165,459   21,170,316   1,132,095    46,358,813
----------------------------------------  ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $ 1,227,671  $27,412,388  $21,360,600  $1,036,229  $222,571,696
----------------------------------------  ---------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

58      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -------------------------------------------------------------
YEAR ENDED DEC. 31, 1997                       U            Y           V           IL           X

 INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $ 23,181,667  $  636,103  $4,276,019  $4,413,548  $38,138,777
-------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee               5,566,619      86,117     541,604   1,238,582    3,575,194
Transaction charge                                  --          --          --          --           --
-------------------------------------------------------------------------------------------------------
Total expenses                               5,566,619      86,117     541,604   1,238,582    3,575,194
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net             17,615,048     549,986   3,734,415   3,174,966   34,563,583
-------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
-------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                      5,074,599   3,337,156   3,857,257     668,935    2,995,867
    Cost of investments sold                 4,025,924   3,359,081   3,771,946     630,427    2,544,758
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments      1,048,675     (21,925)     85,311      38,508      451,109
Net change in unrealized appreciation or
  depreciation of investments               96,070,257     182,848     286,967   2,355,317   24,614,820
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments              97,118,932     160,923     372,278   2,393,825   25,065,929
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $114,733,980  $  710,909  $4,106,693  $5,568,791  $59,629,512
-------------------------------------------------------------------------------------------------------

                                                   SEGREGATED ASSET SUBACCOUNTS              COMBINED
                                          -----------------------------------------------    VARIABLE
YEAR ENDED DEC. 31, 1997                      W          FGI          FNO         FO4        ACCOUNT
 INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
  portfolios and the trust                $1,234,742  $   62,316  $       --   $       --  $ 71,943,172
----------------------------------------  -------------------------------------------------------------
Expenses:
Mortality and expense risk fee               223,384     190,159     206,714      109,628    11,738,001
Transaction charge                                --          --          --       24,094        24,094
----------------------------------------  -------------------------------------------------------------
Total expenses                               223,384     190,159     206,714      133,722    11,762,095
----------------------------------------  -------------------------------------------------------------
Investment income (loss) -- net            1,011,358    (127,843)   (206,714)    (133,722)   60,181,077
----------------------------------------  -------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
-------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments
  in mutual funds, portfolios and the
  trust:
    Proceeds from sales                    9,523,185          --          --    2,237,691    27,694,690
    Cost of investments sold               9,523,329          --          --    1,587,437    25,442,902
----------------------------------------  -------------------------------------------------------------
Net realized gain (loss) on investments         (144)         --          --      650,254     2,251,788
Net change in unrealized appreciation or
  depreciation of investments                    141   3,092,969   5,147,244      385,145   132,135,708
----------------------------------------  -------------------------------------------------------------
Net gain (loss) on investments                    (3)  3,092,969   5,147,244    1,035,399   134,387,496
----------------------------------------  -------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $1,011,355  $2,965,126  $4,940,530   $  901,677  $194,568,573
----------------------------------------  -------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 59

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SEGREGATED ASSET SUBACCOUNTS
                                          --------------------------------------------------------------------
YEAR ENDED DEC. 31, 1999                        U              Y            V            IL            X

 OPERATIONS
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $   (9,348,608) $   790,572  $ 5,395,829  $  4,888,910  $ 12,560,273
Net realized gain (loss) on investments        9,757,695     (100,778)    (269,348)      927,909     3,876,648
Net change in unrealized appreciation or
  depreciation of investments                724,869,085   (1,155,624)  (5,531,675)   89,942,800   119,944,554
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  725,278,172     (465,830)    (405,194)   95,759,619   136,381,475
--------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Contract purchase payments                   133,387,819    4,606,568   17,115,531    46,485,029    78,106,627
Net transfers*                                (1,507,552)   3,044,087   (4,934,698)   13,123,757     8,656,652
Transfers for policy loans                   (10,320,087)      68,482     (369,444)   (2,095,542)   (6,060,644)
Policy charges                               (36,606,464)  (1,208,810)  (5,439,611)   (9,251,214)  (25,280,787)
Contract terminations:
  Surrender benefits                         (54,718,453)  (1,057,962)  (3,511,478)  (13,568,948)  (29,024,745)
  Death benefits                              (3,766,920)     (26,640)    (260,076)     (642,725)   (2,288,733)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                26,468,343    5,425,725    2,600,224    34,050,357    24,108,370
--------------------------------------------------------------------------------------------------------------
Net assets at beginning of year              890,343,198   12,591,497   82,794,183   242,624,735   561,662,445
--------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $1,642,089,713  $17,551,392  $84,989,213  $372,434,711  $722,152,290
--------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
--------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year       205,971,122    5,728,665   36,389,966   114,891,933   139,808,650
Contract purchase payments                    28,418,504    2,132,600    7,566,628    20,399,076    18,261,509
Net transfers*                                (1,065,345)   1,392,491   (2,183,191)    5,576,311     2,005,592
Transfers for policy loans                    (2,101,106)      31,635     (163,344)     (914,316)   (1,404,729)
Policy charges                                (7,772,005)    (561,464)  (2,406,056)   (4,064,907)   (5,909,528)
Contract terminations:
  Surrender benefits                         (10,765,231)    (492,290)  (1,556,112)   (5,752,569)   (6,680,324)
  Death benefits                                (785,481)     (12,360)    (115,187)     (285,292)     (534,256)
--------------------------------------------------------------------------------------------------------------
Units outstanding at end of year             211,900,458    8,219,277   37,532,704   129,850,236   145,546,914
--------------------------------------------------------------------------------------------------------------

                                                      SEGREGATED ASSET SUBACCOUNTS                 COMBINED
                                          ----------------------------------------------------     VARIABLE
YEAR ENDED DEC. 31, 1999                       W           FGI           FNO           F04         ACCOUNT
 OPERATIONS
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 1,730,300  $    897,652  $    333,727  $  (117,731) $   17,130,924
Net realized gain (loss) on investments            26            --         5,294      547,982      14,745,428
Net change in unrealized appreciation or
  depreciation of investments                     794    82,169,165   139,915,127     (929,715)  1,149,224,511
----------------------------------------  --------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 1,731,120    83,066,817   140,254,148     (499,464)  1,181,100,863
----------------------------------------  --------------------------------------------------------------------
 CONTRACT TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Contract purchase payments                 28,730,316    66,735,825    53,441,061    1,060,790     429,669,566
Net transfers*                              5,624,410   102,414,630    67,841,939     (148,772)    194,114,453
Transfers for policy loans                   (214,529)   (1,732,626)   (1,595,377)    (120,657)    (22,440,424)
Policy charges                             (4,227,829)  (10,168,519)   (7,804,283)    (556,357)   (100,543,874)
Contract terminations:
  Surrender benefits                       (3,173,237)  (11,787,739)  (11,315,549)    (420,546)   (128,578,657)
  Death benefits                              (87,071)     (387,767)     (260,939)     (73,462)     (7,794,333)
----------------------------------------  --------------------------------------------------------------------
Increase (decrease) from contract
  transactions                             26,652,060   145,073,804   100,306,852     (259,004)    364,426,731
----------------------------------------  --------------------------------------------------------------------
Net assets at beginning of year            34,738,024   161,742,515   136,125,549   10,443,539   2,133,065,685
----------------------------------------  --------------------------------------------------------------------
Net assets at end of year                 $63,121,204  $389,883,136  $376,686,549  $ 9,685,071  $3,678,593,279
----------------------------------------  --------------------------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
--------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     21,082,168   102,425,500    92,520,119    3,446,619
Contract purchase payments                 17,114,443    38,132,462    31,989,524      356,747
Net transfers*                              3,296,070    58,551,273    40,098,196      (54,455)
Transfers for policy loans                   (123,093)     (976,717)     (929,699)     (41,002)
Policy charges                             (2,516,618)   (5,804,932)   (4,653,440)    (189,004)
Contract terminations:
  Surrender benefits                       (1,882,111)   (6,544,476)   (6,321,827)    (142,791)
  Death benefits                              (54,783)     (221,893)     (164,046)     (25,260)
----------------------------------------  ----------------------------------------------------
Units outstanding at end of year           36,916,076   185,561,217   152,538,827    3,350,854
----------------------------------------  ----------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

60      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SEGREGATED ASSET SUBACCOUNTS
                                          ------------------------------------------------------------------
YEAR ENDED DEC. 31, 1998                       U             Y            V            IL            X

 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $120,534,461  $   555,192  $ 4,809,314  $  8,185,695  $ 39,559,165
Net realized gain (loss) on investments      1,708,312       48,490       35,271       146,223       500,878
Net change in unrealized appreciation or
  depreciation of investments              (54,778,267)     143,444   (1,588,877)   27,604,400    24,071,107
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 67,464,506      747,126    3,255,708    35,936,318    64,131,150
------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                 131,410,140    3,068,352   16,568,072    43,374,689    77,494,858
Net transfers*                              34,512,161       53,255    4,116,034    14,647,773    18,929,696
Transfers for policy loans                  (9,132,065)     (80,357)    (674,976)   (2,119,714)   (4,854,390)
Policy charges                             (33,270,686)    (899,151)  (4,896,101)   (8,039,269)  (23,227,333)
Contract terminations:
  Surrender benefits                       (23,336,785)    (327,256)  (1,937,895)   (5,022,065)  (15,414,416)
  Death benefits                            (2,020,055)     (72,670)    (233,686)     (398,029)   (1,378,719)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              98,162,710    1,742,173   12,941,448    42,443,385    51,549,696
------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            724,715,982   10,102,198   66,597,027   164,245,032   445,981,599
------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $890,343,198  $12,591,497  $82,794,183  $242,624,735  $561,662,445
------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     181,225,095    4,935,518   30,615,038    93,664,100   125,875,176
Contracts purchase payments                 33,079,510    1,443,628    7,413,809    21,932,881    20,914,302
Net transfers*                               8,570,310         (294)   1,826,332     7,154,080     5,128,103
Transfers for policy loans                  (2,227,458)     (37,323)    (301,509)   (1,072,377)   (1,313,581)
Policy charges                              (8,392,023)    (423,666)  (2,191,418)   (4,060,677)   (6,275,456)
Contract terminations:
  Surrender benefits                        (5,791,106)    (154,579)    (867,738)   (2,527,911)   (4,147,133)
  Death benefits                              (493,206)     (34,619)    (104,548)     (198,163)     (372,761)
------------------------------------------------------------------------------------------------------------
Units outstanding at end of year           205,971,122    5,728,665   36,389,966   114,891,933   139,808,650
------------------------------------------------------------------------------------------------------------

                                                      SEGREGATED ASSET SUBACCOUNTS                  COMBINED
                                          -----------------------------------------------------     VARIABLE
YEAR ENDED DEC. 31, 1998                       W            FGI           FNO           F04         ACCOUNT
 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $  1,227,709  $  1,246,929  $    190,284  $   (95,866) $  176,212,883
Net realized gain (loss) on investments            (88)       42,662           (12)     437,658       2,919,394
Net change in unrealized appreciation or
  depreciation of investments                       50    26,122,797    21,170,328      694,437      43,439,419
----------------------------------------  ---------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  1,227,671    27,412,388    21,360,600    1,036,229     222,571,696
----------------------------------------  ---------------------------------------------------------------------
 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                  22,533,012    38,889,216    33,203,965    1,188,404     367,730,708
Net transfers*                             (12,918,560)   51,456,625    38,403,499     (494,072)    148,706,411
Transfers for policy loans                     (55,561)     (594,550)     (793,889)    (110,294)    (18,415,796)
Policy charges                              (3,021,126)   (5,030,171)   (4,074,024)    (580,108)    (83,037,969)
Contract terminations:
  Surrender benefits                        (1,277,678)   (1,558,456)   (1,507,870)    (268,924)    (50,651,345)
  Death benefits                               (20,106)     (120,690)      (87,018)     (72,835)     (4,403,808)
----------------------------------------  ---------------------------------------------------------------------
Increase (decrease) from contract
  transactions                               5,239,981    83,041,974    65,144,663     (337,829)    359,928,201
----------------------------------------  ---------------------------------------------------------------------
Net assets at beginning of year             28,270,372    51,288,153    49,620,286    9,745,139   1,550,565,788
----------------------------------------  ---------------------------------------------------------------------
Net assets at end of year                 $ 34,738,024  $161,742,515  $136,125,549  $10,443,539  $2,133,065,685
----------------------------------------  ---------------------------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year      17,863,880    41,101,142    41,573,554    3,567,591
Contracts purchase payments                 13,938,851    28,706,679    26,100,519      411,025
Net transfers*                              (8,013,780)   37,992,736    29,942,354     (174,863)
Transfers for policy loans                     (34,006)     (441,852)     (628,537)     (37,757)
Policy charges                              (1,868,460)   (3,704,506)   (3,213,466)    (199,789)
Contract terminations:
  Surrender benefits                          (791,849)   (1,141,804)   (1,184,846)     (94,039)
  Death benefits                               (12,468)      (86,895)      (69,459)     (25,549)
----------------------------------------  -----------------------------------------------------
Units outstanding at end of year            21,082,168   102,425,500    92,520,119    3,446,619
----------------------------------------  -----------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 61

IDS LIFE VARIABLE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SEGREGATED ASSET SUBACCOUNTS
                                          ------------------------------------------------------------------
YEAR ENDED DEC. 31, 1997                       U             Y            V            IL            X

 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 17,615,048  $   549,986  $ 3,734,415  $  3,174,966  $ 34,563,583
Net realized gain (loss) on investments      1,048,675      (21,925)      85,311        38,508       451,109
Net change in unrealized appreciation or
  depreciation of investments               96,070,257      182,848      286,967     2,355,317    24,614,820
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                114,733,980      710,909    4,106,693     5,568,791    59,629,512
------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                 123,570,339    2,402,678   15,053,091    42,899,371    72,845,044
Net transfers*                              33,103,308     (810,517)    (239,083)   27,901,000    21,193,067
Transfers for policy loans                  (8,713,893)    (111,242)    (546,324)   (1,682,789)   (5,307,297)
Policy charges                             (29,122,591)    (809,036)  (4,215,454)   (6,477,870)  (20,456,659)
Contract terminations:
  Surrender benefits                       (18,607,496)    (418,878)  (1,766,331)   (2,719,919)  (11,491,981)
  Death benefits                            (1,276,530)     (63,523)    (247,537)     (279,136)   (1,781,799)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              98,953,137      189,482    8,038,362    59,640,657    55,000,375
------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            511,028,865    9,201,807   54,451,972    99,035,584   331,351,712
------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $724,715,982  $10,102,198  $66,597,027  $164,245,032  $445,981,599
------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     153,373,376    4,856,455   26,774,670    59,452,809   109,309,116
Contract purchase payments                  34,678,477    1,231,725    7,178,911    24,446,022    22,016,619
Net transfers*                               9,264,513     (435,528)    (114,293)   16,110,287     6,349,838
Transfers for policy loans                  (2,427,763)     (56,371)    (259,393)     (959,477)   (1,607,411)
Policy charges                              (8,157,111)    (415,413)  (2,008,118)   (3,690,168)   (6,182,237)
Contract terminations:
  Surrender benefits                        (5,158,329)    (212,344)    (837,375)   (1,538,186)   (3,467,220)
  Death benefits                              (348,068)     (33,006)    (119,364)     (157,187)     (543,529)
------------------------------------------------------------------------------------------------------------
Units outstanding at end of year           181,225,095    4,935,518   30,615,038    93,664,100   125,875,176
------------------------------------------------------------------------------------------------------------

                                                     SEGREGATED ASSET SUBACCOUNTS                COMBINED
                                          --------------------------------------------------     VARIABLE
YEAR ENDED DEC. 31, 1997                       W           FGI          FNO          F04         ACCOUNT
 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 1,011,358  $  (127,843) $  (206,714) $  (133,722) $   60,181,077
Net realized gain (loss) on investments          (144)          --           --      650,254       2,251,788
Net change in unrealized appreciation or
  depreciation of investments                     141    3,092,969    5,147,244      385,145     132,135,708
----------------------------------------  ------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 1,011,355    2,965,126    4,940,530      901,677     194,568,573
----------------------------------------  ------------------------------------------------------------------
 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                 17,423,616   13,841,301   13,991,080    1,264,809     303,291,329
Net transfers*                             (4,227,737)  34,880,409   30,282,735   (1,577,359)    140,505,823
Transfers for policy loans                   (290,773)    (200,323)    (223,063)     (94,962)    (17,170,666)
Policy charges                             (2,208,148)  (1,233,735)  (1,274,804)    (611,744)    (66,410,041)
Contract terminations:
  Surrender benefits                         (792,989)    (246,589)    (436,800)    (371,697)    (36,852,680)
  Death benefits                              (55,408)      (8,789)      (9,988)      (7,346)     (3,730,056)
----------------------------------------  ------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              9,848,561   47,032,274   42,329,160   (1,398,299)    319,633,709
----------------------------------------  ------------------------------------------------------------------
Net assets at beginning of year            17,410,456    1,290,753    2,350,596   10,241,761   1,036,363,506
----------------------------------------  ------------------------------------------------------------------
Net assets at end of year                 $28,270,372  $51,288,153  $49,620,286  $ 9,745,139  $1,550,565,788
----------------------------------------  ------------------------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     11,458,041    1,288,668    2,406,142    4,120,643
Contract purchase payments                 11,237,391   11,617,761   12,833,138      497,391
Net transfers*                             (2,674,428)  29,596,543   28,094,106     (624,993)
Transfers for policy loans                   (188,211)    (167,885)    (203,109)     (37,033)
Policy charges                             (1,421,377)  (1,026,899)  (1,156,378)    (239,813)
Contract terminations:
  Surrender benefits                         (511,680)    (199,141)    (390,852)    (145,736)
  Death benefits                              (35,856)      (7,905)      (9,493)      (2,868)
----------------------------------------  --------------------------------------------------
Units outstanding at end of year           17,863,880   41,101,142   41,573,554    3,567,591
----------------------------------------  --------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

62      VARIABLE UNIVERSAL LIFE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios and funds (the Funds) or in the Trust. The Funds are registered under the 1940 Act as diversified, open-end management investment companies. The Trust is registered under the 1940 Act as a unit investment trust. The Funds have the following investment managers and the Trust has the following sponsor.

SUBACCOUNT  INVESTS EXCLUSIVELY IN SHARES OF                                     INVESTMENT MANAGER/SPONSOR
----------------------------------------------------------------------------------------------------------------------
U           IDS Life Series Fund -- Equity Portfolio                             IDS Life Insurance Company(1)
Y           IDS Life Series Fund -- Government Securities Portfolio              IDS Life Insurance Company(1)
V           IDS Life Series Fund -- Income Portfolio                             IDS Life Insurance Company(1)
IL          IDS Life Series Fund -- International Equity Portfolio               IDS Life Insurance Company(1)
X           IDS Life Series Fund -- Managed Portfolio                            IDS Life Insurance Company(1)
W           IDS Life Series Fund -- Money Market Portfolio                       IDS Life Insurance Company(1)
FGI         AIM V.I. Growth and Income Fund                                      A I M Management Group Inc.
FNO         Putnam VT New Opportunities Fund - Class IA Shares                   Putnam Investment Management, Inc.
F04         2004 Trust                                                           Salomon Smith Barney Inc.
----------------------------------------------------------------------------------------------------------------------

(1)  American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the Flexible Premium Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 63

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

INVESTMENTS IN THE TRUST
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policyowners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9% of the average daily net assets of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $5 per month. The policy fee is waived for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $7.50 per month.

4. DEATH BENEFIT GUARANTEE CHARGE AND OPTIONAL INSURANCE BENEFIT CHARGE

For each policy month the death benefit guarantee is in effect, IDS Life deducts a charge of $.01 per $1,000 of the amount used to determine the death benefit (specified amount) and $.01 per $1,000 coverage under the other insured rider to compensate it for the risk assumed in providing the death benefit guarantee.

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

--------------------------------------------------------------------------------

64      VARIABLE UNIVERSAL LIFE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

5. PREMIUM EXPENSE CHARGE

IDS Life deducts charges for two separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these two charges follows.

A sales charge of 2.5% of each premium payment will be deducted to compensate IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 2.5% of each premium payment will be deducted to cover the premium taxes assessed by the various states. Premium taxes vary from state to state. This charge is the average rate which IDS Life expects to pay on premiums from all states.

6. TRANSACTION CHARGE

IDS Life makes a daily charge against the assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Salomon Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25% of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5% of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life.

7. SURRENDER CHARGE

There are surrender charges for full surrenders in the first 10 years of the policy and for 10 years following an increase in specified amount. They are generally level for 5 years and decreasing the next 5 years. The surrender charge is based on the specified amount, the insured's issue age, sex and smoker class and the total gross premium paid. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $19,803,247 in 1999, $17,936,810 in 1998 and $14,502,145 in 1997. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.

8. INVESTMENT IN SHARES/UNITS

The subaccounts' investment in shares of the Funds and units of the Trust as of Dec. 31, 1999 were as follows:

SUBACCOUNT  INVESTMENT                           SHARES/UNITS   NAV
---------------------------------------------------------------------
            IDS Life Series Fund -- Equity
U           Portfolio                             32,979,115   $49.82
            IDS Life Series Fund -- Government
Y           Securities Portfolio                   1,818,189     9.61
            IDS Life Series Fund -- Income
V           Portfolio                              8,972,720     9.37
            IDS Life Series Fund --
IL          International Equity Portfolio        15,453,852    24.10
            IDS Life Series Fund -- Managed
X           Portfolio                             31,270,035    23.10
            IDS Life Series Fund -- Money
W           Market Portfolio                      62,711,466     1.00
FGI         AIM V.I. Growth and Income Fund       12,341,980    31.59
            Putnam VT New Opportunities Fund -
FNO         Class IA Shares                        8,651,505    43.54
F04         2004 Trust                            13,206,369     0.73
---------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 65

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

9. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares or Trust units, including reinvestment of dividend distributions, were as follows:

                                                      YEAR ENDED DEC. 31,
SUBACCOUNT  INVESTMENT                          1999          1998          1997
------------------------------------------------------------------------------------
            IDS Life Series Fund -- Equity
U           Portfolio                       $ 57,885,806  $226,733,888  $121,966,988
            IDS Life Series Fund --
            Government Securities
Y           Portfolio                          9,358,277     5,166,525     4,076,984
            IDS Life Series Fund -- Income
V           Portfolio                         13,627,497    20,320,237    15,630,034
            IDS Life Series Fund --
IL          International Equity Portfolio    43,509,708    52,222,291    63,357,169
            IDS Life Series Fund --
X           Managed Portfolio                 55,621,786    94,424,448    92,732,258
            IDS Life Series Fund -- Money
W           Market Portfolio                  36,889,934    19,356,076    20,383,104
            AIM V.I. Growth and Income
FGI         Fund                             145,851,660    84,722,297    46,942,418
            Putnam VT New Opportunities
FNO         Fund - Class IA Shares           100,554,450    65,398,582    42,159,212
F04         2004 Trust                         1,263,906       796,355       713,379
------------------------------------------------------------------------------------
            Combined Variable Account       $464,563,024  $569,140,699  $407,961,546
------------------------------------------------------------------------------------

10. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life and the Variable Account. All of the major systems used by IDS Life and the Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve any potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of third parties whose system failures could have an impact on IDS Life's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

66      VARIABLE UNIVERSAL LIFE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,     1999     1998     1997     1996     1995    1994    1993    1992    1991          1990
--------------------------------------------------------------------------------------------------------------

SUBACCOUNT U (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- EQUITY PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $4.32    $4.00    $3.33    $2.80    $2.04   $2.01   $1.79   $1.71   $1.04      $1.10
Accumulation unit
  value at end of
  period               $7.75    $4.32    $4.00    $3.33    $2.80   $2.04   $2.01   $1.79   $1.71      $1.04
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)      211,900  205,971  181,225  153,373  112,398  86,672  54,422  35,765  20,713     13,993
--------------------------------------------------------------------------------------------------------------

SUBACCOUNT Y (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $2.20    $2.05    $1.89    $1.89    $1.62   $1.71   $1.54   $1.46   $1.26      $1.20
Accumulation unit
  value at end of
  period               $2.14    $2.20    $2.05    $1.89    $1.89   $1.62   $1.71   $1.54   $1.46      $1.26
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)        8,219    5,729    4,936    4,856    3,992   3,949   3,444   2,556   1,504      1,096
--------------------------------------------------------------------------------------------------------------

SUBACCOUNT V (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INCOME PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $2.28    $2.18    $2.03    $1.98    $1.65   $1.74   $1.53   $1.41   $1.23      $1.17
Accumulation unit
  value at end of
  period               $2.26    $2.28    $2.18    $2.03    $1.98   $1.65   $1.74   $1.53   $1.41      $1.23
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)       37,533   36,390   30,615   26,775   21,094  16,248  13,255   8,848   6,088      4,646
--------------------------------------------------------------------------------------------------------------

SUBACCOUNT IL(1) (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $2.11    $1.75    $1.67    $1.36    $0.99   $1.00      --      --      --         --
Accumulation unit
  value at end of
  period               $2.87    $2.11    $1.75    $1.67    $1.36   $0.99      --      --      --         --
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)      129,850  114,892   93,664   59,453   18,303   2,582      --      --      --         --
--------------------------------------------------------------------------------------------------------------

SUBACCOUNT X (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MANAGED PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $4.02    $3.54    $3.03    $2.67    $2.27   $2.27   $1.91   $1.75   $1.34      $1.25
Accumulation unit
  value at end of
  period               $4.96    $4.02    $3.54    $3.03    $2.67   $2.27   $2.27   $1.91   $1.75      $1.34
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)      145,547  139,809  125,875  109,309   89,226  70,903  45,870  30,475  21,753     15,649
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 67

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,     1999     1998     1997     1996    1995    1994    1993    1992    1991          1990
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT W (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MONEY MARKET PORTFOLIO)
Accumulation unit
  value at
  beginning of
  period               $1.65    $1.58    $1.52    $1.46   $1.40   $1.36   $1.34   $1.31   $1.25      $1.17
Accumulation unit
  value at end of
  period               $1.71    $1.65    $1.58    $1.52   $1.46   $1.40   $1.36   $1.34   $1.31      $1.25
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)       36,916   21,082   17,864   11,458   7,292   4,148   2,911   2,981   2,876      2,221
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT FGI(2) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit
  value at
  beginning of
  period               $1.58    $1.25    $1.00    $1.00      --      --      --      --      --         --
Accumulation unit
  value at end of
  period               $2.10    $1.58    $1.25    $1.00      --      --      --      --      --         --
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)      185,561  102,426   41,101    1,289      --      --      --      --      --         --
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT FNO(2) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES)
Accumulation unit
  value at
  beginning of
  period               $1.47    $1.19    $0.98    $1.00      --      --      --      --      --         --
Accumulation unit
  value at end of
  period               $2.47    $1.47    $1.19    $0.98      --      --      --      --      --         --
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)      152,539   92,520   41,574    2,406      --      --      --      --      --         --
-------------------------------------------------------------------------------------------------------------

SUBACCOUNT F04 (INVESTING IN SHARES OF 2004 TRUST)
Accumulation unit
  value at
  beginning of
  period               $3.03    $2.73    $2.48    $2.53   $1.96   $2.18   $1.81   $1.67   $1.40      $1.37
Accumulation unit
  value at end of
  period               $2.89    $3.03    $2.73    $2.48   $2.53   $1.96   $2.18   $1.81   $1.67      $1.40
Number of
  accumulation
  units outstanding
  at end of period
  (000 omitted)        3,351    3,447    3,568    4,121   4,174   3,814   3,410   2,842   2,360      2,020
-------------------------------------------------------------------------------------------------------------

(1)  Operations commenced on Oct. 28, 1994.
(2)  Operations commenced on Nov. 22, 1996.

--------------------------------------------------------------------------------

68      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE INSURANCE COMPANY
FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY
We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
February 3, 2000
Minneapolis, Minnesota

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-1

IDS LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, ($ THOUSANDS)                   1999         1998
 ASSETS
------------------------------------------------------------------
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost
    (fair value:
    1999, $7,105,743; 1998, $8,420,035)   $ 7,156,292  $ 7,964,114
    Available for sale, at fair value
    (amortized cost:
    1999, $13,703,137; 1998,
    $13,344,949)                           13,049,549   13,613,139
------------------------------------------------------------------
                                           20,205,841   21,577,253
Mortgage loans on real estate               3,606,377    3,505,458
Policy loans                                  561,834      525,431
Other investments                             506,797      366,604
------------------------------------------------------------------
    Total investments                      24,880,849   25,974,746
Cash and cash equivalents                      32,333       22,453
Amounts recoverable from reinsurers           327,168      262,260
Amounts due from brokers                          145          327
Other accounts receivable                      48,578       47,963
Accrued investment income                     343,449      366,574
Deferred policy acquisition costs           2,665,175    2,496,352
Deferred income taxes, net                    216,020           --
Other assets                                   33,089       30,487
Separate account assets                    35,894,732   27,349,401
------------------------------------------------------------------
Total assets                              $64,441,538  $56,550,563
------------------------------------------------------------------

 LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities                           $20,552,159  $21,172,303
Universal life-type insurance               3,391,203    3,343,671
Traditional life insurance                    226,842      225,306
Disability income and long-term care
  insurance                                   811,941      660,320
Policy claims and other policyholders'
  funds                                        24,600       70,309
Deferred income taxes, net                         --       16,930
Amounts due to brokers                        148,112      195,406
Other liabilities                             579,678      410,285
Separate account liabilities               35,894,732   27,349,401
------------------------------------------------------------------
Total liabilities                          61,629,267   53,443,931
------------------------------------------------------------------
Commitments and contingencies
Stockholder's equity:
  Capital stock, $30 par value per
  share;
100,000 shares authorized, issued and
  outstanding                                   3,000        3,000
Additional paid-in capital                    288,327      288,327
Accumulated other comprehensive (loss)
  income, net of tax:
Net unrealized securities (losses) gains     (411,230)     169,584
------------------------------------------------------------------
Retained earnings                           2,932,174    2,645,721
------------------------------------------------------------------
Total stockholder's equity                  2,812,271    3,106,632
------------------------------------------------------------------
Total liabilities and stockholder's
  equity                                  $64,441,538  $56,550,563
==================================================================

See accompanying notes.

--------------------------------------------------------------------------------

F-2      IDS LIFE INSURANCE COMPANY

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, ($ THOUSANDS)       1999         1998        1997
 REVENUES:
-----------------------------------------------------------------------------
Premiums:
Traditional life insurance                $   53,790   $   53,132  $   52,473
Disability income and long-term care
  insurance                                  201,637      176,298     154,021
-----------------------------------------------------------------------------
Total premiums                               255,427      229,430     206,494
Policyholder and contractholder charges      411,994      383,965     341,726
Management and other fees                    473,108      401,057     340,892
Net investment income                      1,919,573    1,986,485   1,988,389
Net realized gain on investments              26,608        6,902         860
-----------------------------------------------------------------------------
Total revenues                             3,086,710    3,007,839   2,878,361
-----------------------------------------------------------------------------

 BENEFITS AND EXPENSES:
-----------------------------------------------------------------------------
Death and other benefits:
Traditional life insurance                    29,819       29,835      28,951
Universal life-type insurance and
  investment contracts                       118,561      108,349      92,814
Disability income and long-term care
  insurance                                   30,622       27,414      22,333
Increase in liabilities for future
  policy benefits:
Traditional life insurance                     7,311        6,052       3,946
Disability income and long-term care
  insurance                                   87,620       73,305      63,631
Interest credited on universal life-type
  insurance and investment contracts       1,240,575    1,317,124   1,386,448
Amortization of deferred policy
  acquisition costs                          332,705      382,642     322,731
Other insurance and operating expenses       335,180      287,326     276,596
-----------------------------------------------------------------------------
Total benefits and expenses                2,182,393    2,232,047   2,197,450
-----------------------------------------------------------------------------
Income before income taxes                   904,317      775,792     680,911
Income taxes                                 267,864      235,681     206,664
-----------------------------------------------------------------------------
Net income                                $  636,453   $  540,111  $  474,247
=============================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-3

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                            ACCUMULATED
                                                                                               OTHER
                                                        TOTAL                  ADDITIONAL  COMPREHENSIVE
                                                    STOCKHOLDER'S   CAPITAL     PAID-IN    (LOSS) INCOME,   RETAINED
THREE YEARS ENDED DECEMBER 31, 1999 ($ THOUSANDS)      EQUITY        STOCK      CAPITAL      NET OF TAX     EARNINGS
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996                            $2,444,080     $3,000     $283,615     $  86,102     $2,071,363
Comprehensive income:
Net income                                               474,247         --           --            --        474,247
Unrealized holding gains arising during the year,
  net of deferred policy acquisition costs of
  ($7,714) and taxes of ($75,215)                        139,686         --           --       139,686             --
Reclassification adjustment for losses included in
  net income, net of tax of ($308)                           571         --           --           571             --
Other comprehensive income                               140,257         --           --       140,257             --
---------------------------------------------------------------------------------------------------------------------
Comprehensive income                                     614,504         --           --            --             --
Capital contribution from parent                           7,232         --        7,232            --             --
Cash dividends to parent                                (200,000)        --           --            --       (200,000)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                             2,865,816      3,000      290,847       226,359      2,345,610
Comprehensive income:
Net income                                               540,111         --           --            --        540,111
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of
  $6,333 and taxes of $32,826                            (60,964)        --           --       (60,964)            --
Reclassification adjustment for losses included in
  net income, net of tax of ($2,254)                       4,189         --           --         4,189             --
Other comprehensive loss                                 (56,775)        --           --       (56,775)            --
Comprehensive income                                     483,336         --           --            --             --
Other changes                                             (2,520)        --       (2,520)           --             --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (240,000)        --           --            --       (240,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                             3,106,632      3,000      288,327       169,584      2,645,721

---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                            $3,106,632     $3,000     $288,327     $ 169,584     $2,645,721
Comprehensive income:
Net income                                               636,453         --           --            --        636,453
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of
  $28,444 and taxes of $304,936                         (566,311)        --           --      (566,311)            --
Reclassification adjustment for gains included in
  net income, net of tax of $7,810                       (14,503)        --           --       (14,503)            --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                (580,814)        --           --      (580,814)            --
Comprehensive income                                      55,639         --           --            --             --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (350,000)        --           --            --       (350,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1999                            $2,812,271     $3,000     $288,327     $(411,230)    $2,932,174
---------------------------------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

F-4      IDS LIFE INSURANCE COMPANY

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, ($ THOUSANDS)       1999         1998         1997
 CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------------------------------------------------
Net income                                $   636,453  $   540,111  $   474,247
Adjustments to reconcile net income to
  net cash provided by operating
  activities: Policy loans, excluding
  universal life-type insurance:
Issuance                                      (56,153)     (53,883)     (54,665)
Repayment                                      54,105       57,902       46,015
Change in amounts recoverable from
  reinsurers                                  (64,908)     (56,544)     (47,994)
Change in other accounts receivable              (615)     (10,068)       6,194
Change in accrued investment income            23,125       (9,184)     (14,077)
Change in deferred policy acquisition
  costs, net                                 (140,379)     (10,443)    (156,486)
Change in liabilities for future policy
  benefits for traditional life,
  disability income and long-term care
  insurance                                   153,157      138,826      112,915
Change in policy claims and other
  policyholders' funds                        (45,709)       1,964      (15,289)
Deferred income tax provision (benefit)        79,796      (19,122)      19,982
Change in other liabilities                   169,395       64,902       13,305
(Accretion of discount), amortization of
  premium, net                                (17,907)       9,170       (5,649)
Net realized gain on investments              (26,608)      (6,902)        (860)
Policyholder and contractholder charges,
  non-cash                                   (175,059)    (172,396)    (160,885)
Other, net                                     (5,324)      10,786        7,161
-------------------------------------------------------------------------------
Net cash provided by operating
  activities                              $   583,369  $   485,119  $   223,914

 CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------------------------------------------------
Fixed maturities held to maturity:
Purchases                                 $    (3,030) $    (1,020) $    (1,996)
Maturities, sinking fund payments and
  calls                                       741,949    1,162,731      686,503
Sales                                          66,547      236,963      236,761
Fixed maturities available for sale:
Purchases                                  (3,433,128)  (4,100,238)  (3,160,133)
Maturities, sinking fund payments and
  calls                                     1,442,507    2,967,311    1,206,213
Sales                                       1,691,389      278,955      457,585
Other investments, excluding policy
  loans:
Purchases                                    (657,383)    (555,647)    (524,521)
Sales                                         406,684      579,038      335,765
Change in amounts due from brokers                182        8,073        2,647
Change in amounts due to brokers              (47,294)    (186,052)     119,471
-------------------------------------------------------------------------------
Net cash provided by (used in) investing
  activities                                  208,423      390,114     (641,705)

 CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------------------------------------------------
Activity related to universal life-type
  insurance and investment contracts:
Considerations received                     2,031,630    1,873,624    2,785,758
Surrenders and other benefits              (3,669,759)  (3,792,612)  (3,736,242)
Interest credited to account balances       1,240,575    1,317,124    1,386,448
Universal life-type insurance policy
  loans:
Issuance                                     (102,239)     (97,602)     (84,835)
Repayment                                      67,881       67,000       54,513
Capital transaction with parent                    --           --        7,232
Dividends paid                               (350,000)    (240,000)    (200,000)
-------------------------------------------------------------------------------
Net cash (used in) provided by financing
  activities                                 (781,912)    (872,466)     212,874
-------------------------------------------------------------------------------
Net increase (decrease) in cash and cash
  equivalents                                   9,880        2,767     (204,917)
Cash and cash equivalents at beginning
  of year                                      22,453       19,686      224,603
-------------------------------------------------------------------------------
Cash and cash equivalents at end of year  $    32,333  $    22,453  $    19,686
-------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of the related deferred policy acquisition costs effect and deferred taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

--------------------------------------------------------------------------------

F-6      IDS LIFE INSURANCE COMPANY

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of a loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company may purchase and write index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income.

The Company also uses index options to manage the risks related to a certain annuity product that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-7

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                       1999      1998      1997
-----------------------------------------------------------------
Cash paid during the year for:
Income taxes                         $214,940  $215,003  $174,472
Interest on borrowings                  4,521    14,529     8,213

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 1999, unlocking adjustments resulted in a net decrease in amortization of $56.8 million. Net unlocking adjustments in 1998 and 1997 were not significant.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

--------------------------------------------------------------------------------

F-8      IDS LIFE INSURANCE COMPANY

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Beginning in 1999, the Company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all disability income and waiver of premium risk. Beginning in 2000, the Company will retain all accidental death benefit risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1999 and 1998 are $852 receivable from and $26,291 payable to, respectively, AEFC for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-9

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
American Institute of Certified Public Accountants (AICPA) Statement of Position
(SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried a liability for estimated guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires the recognition of all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of adoption of the new rule will depend on the derivatives in place at adoption and cannot be estimated at this time.

2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

--------------------------------------------------------------------------------

F-10      IDS LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1999 are as follows:

                                              GROSS       GROSS
                                AMORTIZED   UNREALIZED  UNREALIZED     FAIR
HELD TO MATURITY                   COST       GAINS       LOSSES      VALUE
------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $   37,613   $   236     $  2,158   $   35,691
State and municipal
  obligations                        9,681       150           --        9,831
Corporate bonds and
  obligations                    5,713,475    91,571      113,350    5,691,696
Mortgage-backed securities       1,395,523     4,953       31,951    1,368,525
------------------------------------------------------------------------------
                                $7,156,292   $96,910     $147,459   $7,105,743
------------------------------------------------------------------------------

                                               GROSS       GROSS
                                 AMORTIZED   UNREALIZED  UNREALIZED     FAIR
AVAILABLE FOR SALE                 COST        GAINS       LOSSES       VALUE
--------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $    46,325   $   612     $  2,231   $    44,706
State and municipal
  obligations                        13,226       519          191        13,554
Corporate bonds and
  obligations                     7,960,352    60,120      560,450     7,460,022
Mortgage-backed securities        5,683,234     9,692      161,659     5,531,267
--------------------------------------------------------------------------------
Total fixed maturities           13,703,137    70,943      724,531    13,049,549
Equity securities                     3,000        16           --         3,016
--------------------------------------------------------------------------------
                                $13,706,137   $70,959     $724,531   $13,052,565
--------------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1998 are as follows:

                                              GROSS       GROSS
                                AMORTIZED   UNREALIZED  UNREALIZED     FAIR
HELD TO MATURITY                   COST       GAINS       LOSSES       VALUE
-------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $   39,888   $  4,460    $    --    $   44,348
State and municipal
  obligations                        9,683        490         --        10,173
Corporate bonds and
  obligations                    6,305,476    447,752     27,087     6,726,141
Mortgage-backed securities       1,609,067     30,458        152     1,639,373
-------------------------------------------------------------------------------
                                $7,964,114   $483,160    $27,239    $8,420,035
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-11

                                               GROSS       GROSS
                                 AMORTIZED   UNREALIZED  UNREALIZED     FAIR
AVAILABLE FOR SALE                 COST        GAINS       LOSSES       VALUE
--------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $    52,043   $  3,324    $     --   $    55,367
State and municipal
  obligations                        11,060      1,231          --        12,291
Corporate bonds and
  obligations                     7,332,344    271,174     155,181     7,448,337
Mortgage-backed securities        5,949,502    151,511       3,869     6,097,144
--------------------------------------------------------------------------------
Total fixed maturities           13,344,949    427,240     159,050    13,613,139
Equity securities                     3,000        158          --         3,158
--------------------------------------------------------------------------------
                                $13,347,949   $427,398    $159,050   $13,616,297
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          AMORTIZED      FAIR
HELD TO MATURITY                             COST       VALUE
----------------------------------------------------------------
Due in one year or less                   $  238,740  $  239,747
Due from one to five years                 2,996,713   3,012,721
Due from five to ten years                 1,922,199   1,893,918
Due in more than ten years                   603,117     590,832
Mortgage-backed securities                 1,395,523   1,368,525
----------------------------------------------------------------
                                          $7,156,292  $7,105,743
----------------------------------------------------------------

                                           AMORTIZED      FAIR
AVAILABLE FOR SALE                           COST         VALUE
------------------------------------------------------------------
Due in one year or less                   $   271,381  $   274,415
Due from one to five years                    595,747      592,533
Due from five to ten years                  4,936,041    4,669,573
Due in more than ten years                  2,216,734    1,981,761
Mortgage-backed securities                  5,683,234    5,531,267
------------------------------------------------------------------
                                          $13,703,137  $13,049,549
------------------------------------------------------------------

During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $68,470, $230,036 and $229,848, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $457,585 and gross realized gains and losses of $6,639 and $7,518, respectively.

At December 31, 1999, bonds carried at $14,559 were on deposit with various states as required by law.

--------------------------------------------------------------------------------

F-12      IDS LIFE INSURANCE COMPANY

At December 31, 1999, investments in fixed maturities comprised 81 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.7 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1999         1998
------------------------------------------------------------------
Aaa/AAA                                   $ 7,144,280  $ 7,629,628
Aaa/AA                                          1,920        2,277
Aa/AA                                         301,728      308,053
Aa/A                                          314,168      301,325
A/A                                         2,598,300    2,525,283
A/BBB                                       1,014,566    1,148,736
Baa/BBB                                     6,319,549    6,237,014
Baa/BB                                        348,849      492,696
Below investment grade                      2,816,069    2,664,051
------------------------------------------------------------------
                                          $20,859,429  $21,309,063
------------------------------------------------------------------

At December 31, 1999, 90 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 1999, approximately 14 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1999         DECEMBER 31, 1998
                                ON BALANCE   COMMITMENTS  ON BALANCE   COMMITMENTS
REGION                             SHEET     TO PURCHASE     SHEET     TO PURCHASE
----------------------------------------------------------------------------------
East North Central              $  715,998    $ 10,380    $  750,705    $ 16,393
West North Central                 555,635      42,961       491,006      81,648
South Atlantic                     867,838      23,317       839,233      21,020
Middle Atlantic                    428,051       1,806       476,448       6,169
New England                        259,243       4,415       263,761       2,824
Pacific                            238,299       3,466       195,851      16,946
West South Central                 144,607       4,516       136,841       1,412
East South Central                  43,841          --        46,029          --
Mountain                           381,148       9,380       345,379       8,473
----------------------------------------------------------------------------------
                                 3,634,660     100,241     3,545,253     154,885
Less allowance for losses           28,283          --        39,795          --
----------------------------------------------------------------------------------
                                $3,606,377    $100,241    $3,505,458    $154,885
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-13

                                   DECEMBER 31, 1999         DECEMBER 31, 1998
                                ON BALANCE   COMMITMENTS  ON BALANCE   COMMITMENTS
PROPERTY TYPE                      SHEET     TO PURCHASE     SHEET     TO PURCHASE
----------------------------------------------------------------------------------
Department/retail stores        $1,158,712    $ 33,829    $1,139,349    $ 59,305
Apartments                         887,538      11,343       960,808       9,272
Office buildings                   931,234      26,062       783,576      50,450
Industrial buildings               309,845       5,525       298,549      13,263
Hotels/motels                      103,625          --       109,185      14,122
Medical buildings                  114,045          --       124,369          --
Nursing/retirement homes            45,935          --        46,696          --
Mixed use                           66,893          --        65,151          --
Other                               16,833      23,482        17,570       8,473
----------------------------------------------------------------------------------
                                 3,634,660     100,241     3,545,253     154,885
Less allowance for losses           28,283          --        39,795          --
----------------------------------------------------------------------------------
                                $3,606,377    $100,241    $3,505,458    $154,885
----------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1999 and 1998, the Company's recorded investment in impaired loans was $21,375 and $24,941, respectively, with allowances of $5,750 and $6,662, respectively. During 1999 and 1998, the average recorded investment in impaired loans was $23,815 and $37,873, respectively.

The Company recognized $1,190, $1,809 and $2,981 of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997 respectively.

The following table presents changes in the allowance for losses related to all loans:

                                      1999     1998     1997
--------------------------------------------------------------
Balance, January 1                   $39,795  $38,645  $37,495
Provision (reduction) for
  investment losses                   (9,512)   7,582    8,801
Loan payoffs                            (500)    (800)  (3,851)
Foreclosures and writeoffs            (1,500)  (5,632)  (3,800)
--------------------------------------------------------------
Balance, December 31                 $28,283  $39,795  $38,645
--------------------------------------------------------------

At December 31, 1999, the Company had no commitments to purchase investments other than mortgage loans.

--------------------------------------------------------------------------------

F-14      IDS LIFE INSURANCE COMPANY

Net investment income for the years ended December 31 is summarized as follows:

                                        1999        1998        1997
-----------------------------------------------------------------------
Interest on fixed maturities         $1,598,059  $1,676,984  $1,692,481
Interest on mortgage loans              285,921     301,253     305,742
Other investment income                  70,892      43,518      25,089
Interest on cash equivalents              5,871       5,486       5,914
-----------------------------------------------------------------------
                                      1,960,743   2,027,241   2,029,226
Less investment expenses                 41,170      40,756      40,837
-----------------------------------------------------------------------
                                     $1,919,573  $1,986,485  $1,988,389
-----------------------------------------------------------------------

Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                      1999     1998     1997
--------------------------------------------------------------
Fixed maturities                     $22,387  $12,084  $16,115
Mortgage loans                        10,211   (5,933)  (6,424)
Other investments                     (5,990)     751   (8,831)
--------------------------------------------------------------
                                     $26,608  $ 6,902  $   860
--------------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       1999       1998      1997
------------------------------------------------------------------
Fixed maturities available for sale  $(921,778) $(93,474) $223,441
Equity securities                         (142)     (203)       53

3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

                                       1999      1998      1997
-----------------------------------------------------------------
Federal income taxes:
Current                              $178,444  $244,946  $176,879
Deferred                               79,796   (16,602)   19,982
-----------------------------------------------------------------
                                      258,240   228,344   196,861
State income taxes-current              9,624     7,337     9,803
-----------------------------------------------------------------
Income tax expense                   $267,864  $235,681  $206,664
-----------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-15

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                 1999              1998              1997
                           PROVISION  RATE   PROVISION  RATE   PROVISION  RATE
-------------------------------------------------------------------------------
Federal income taxes
  based on the statutory
  rate                     $316,511   35.0%  $271,527   35.0%  $238,319   35.0%
Tax-excluded interest and
  dividend income            (9,626)  (1.1)   (12,289)  (1.6)   (10,294)  (1.5)
State taxes, net of
  federal benefit             6,256    0.7      4,769    0.6      6,372    0.9
Affordable housing
  credits                   (31,000)  (3.4)   (19,688)  (2.5)   (20,705)  (3.0)
Other, net                  (14,277)  (1.6)    (8,638)  (1.1)    (7,028)  (1.0)
-------------------------------------------------------------------------------
Total income taxes         $267,864   29.6%  $235,681   30.4%  $206,664   30.4%
-------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 1999, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                            1999      1998
------------------------------------------------------------
Deferred tax assets:
Policy reserves                           $733,647  $756,769
Unrealized loss on available for sale
  investments                              221,431        --
Investments, other                           1,873        --
Life insurance guaranty fund assessment
  reserve                                    4,789    15,289
Other                                           --     4,253
------------------------------------------------------------
Total deferred tax assets                  961,740   776,311
------------------------------------------------------------
Deferred tax liabilities:
Deferred policy acquisition costs          740,837   698,471
Unrealized gain on available for sale
  investments                                   --    91,315
Investments, other                              --     3,455
Other                                        4,883        --
------------------------------------------------------------
Total deferred tax liabilities             745,720   793,241
------------------------------------------------------------
Net deferred tax assets (liabilities)     $216,020  $(16,930)
------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus

--------------------------------------------------------------------------------

F-16      IDS LIFE INSURANCE COMPANY
aggregated $1,693,356 as of December 31, 1999 and $1,598,203 as of December 31, 1998 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2000 in excess of approximately $418,845 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                        1999        1998        1997
-----------------------------------------------------------------------
Statutory net income                 $  478,173  $  429,903  $  379,615
Statutory capital and surplus         1,978,406   1,883,405   1,765,290

5. RELATED PARTY TRANSACTIONS

The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 1999 and 1998. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil, $nil and $103 in 1999, 1998 and 1997, respectively.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $223, $211 and $201 in 1999, 1998 and 1997, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1999, 1998 and 1997 were $1,906, $1,503 and $1,245, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 1999, 1998 and 1997 was $1,147, $1,352 and $1,330, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $485,177, $411,337 and $414,155 for 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

6. COMMITMENTS AND CONTINGENCIES

At December 31, 1999, 1998 and 1997, traditional life insurance and universal life-type insurance in force aggregated $89,271,957, $81,074,928 and $74,730,720 respectively, of which $8,281,576, $4,912,313 and $4,351,904 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $76,970, $66,378 and $60,495 and reinsurance recovered from reinsurers amounted to $27,816, $20,982, and $19,042 for the years ended December 31, 1999, 1998 and
1997, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-17

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in all three lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million class participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The settlement costs allocated to the Company are included in the accompanying 1999 statement of income and did not have a material impact on the Company's consolidated financial position or results from operations.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently completing the audit for the 1990 through 1992 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of this audit.

7. LINES OF CREDIT

The Company has available lines of credit with its parent aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $50,000 uncommitted at December 31, 1999 and $nil at December 31, 1998.

8. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

--------------------------------------------------------------------------------

F-18      IDS LIFE INSURANCE COMPANY

The Company's holdings of derivative financial instruments are as follows:

                                 NOTIONAL   CARRYING    FAIR    TOTAL CREDIT
DECEMBER 31, 1999                 AMOUNT     AMOUNT    VALUE      EXPOSURE
----------------------------------------------------------------------------
Assets:
  Interest rate caps            $2,500,000  $ 9,685   $ 12,773    $12,773
  Interest rate floors           1,000,000      602        319        319
  Options purchased                180,897   49,789     61,745     61,745
Liabilities:
  Options written                   43,262   (1,677)    (2,402)        --
Off balance sheet:
  Interest rate swaps            1,267,000       --    (17,582)        --
                                            -------   --------    -------
                                            $58,399   $ 54,853    $74,837
                                            =======   ========    =======

                                 NOTIONAL   CARRYING    FAIR    TOTAL CREDIT
DECEMBER 31, 1998                 AMOUNT     AMOUNT    VALUE      EXPOSURE
----------------------------------------------------------------------------
Assets:
  Interest rate caps            $3,400,000  $ 15,985  $  4,256    $ 4,256
  Interest rate floors           1,000,000     1,082    13,971     13,971
  Options purchased                110,912    24,094    29,453     29,453
Liabilities:
  Options purchased/written        265,454   (10,526)  (11,062)        --
Off balance sheet:
  Interest rate swaps            1,667,000        --   (73,477)        --
                                            --------  --------    -------
                                            $ 30,635  $(36,859)   $47,680
                                            ========  ========    =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 2000 to 2003. The purchased and written options expire on various dates from 2000 to 2006.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company also uses interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 1999 related to separate accounts and mutual funds which invest in fixed income securities. Interest was reported in management and other fees.

The Company offers an annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases and writes options on the major stock market index.

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-19

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. The Company entered into index option collars (combination of puts and calls) to hedge anticipated fee income for 1999 and 1998 related to separate accounts and mutual funds which invest in equity securities. Testing demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. At December 31, 1999 deferred losses on purchased put and written call index options were $nil. At December 31, 1998 deferred losses on purchased put and written call index options were $2,933 and deferred gains on written call index options were $7,435, respectively.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                          1999                      1998
                                 CARRYING       FAIR       CARRYING       FAIR
FINANCIAL ASSETS                   VALUE        VALUE        VALUE        VALUE
----------------------------------------------------------------------------------
Investments:
  Fixed maturities (Note 2):
    Held to maturity            $ 7,156,292  $ 7,105,743  $ 7,964,114  $ 8,420,035
    Available for sale           13,049,549   13,049,549   13,613,139   13,613,139
  Mortgage loans on real
    estate (Note 2)               3,606,377    3,541,958    3,505,458    3,745,617
  Other:
    Equity securities (Note 2)        3,016        3,016        3,158        3,158
    Derivative financial
      Instruments (Note 8)           60,076       74,837       41,161       47,680
    Other                             2,258        2,258       28,872       28,872
Cash and cash equivalents
  (Note 1)                           32,333       32,333       22,453       22,453
Separate account assets (Note
  1)                             35,894,732   35,894,732   27,349,401   27,349,401

                                          1999                      1998
                                 CARRYING       FAIR       CARRYING       FAIR
FINANCIAL LIABILITIES              VALUE        VALUE        VALUE        VALUE
----------------------------------------------------------------------------------
Future policy benefits for
  fixed annuities               $19,189,170  $18,591,859  $19,855,203  $19,144,838
  Derivative financial
    instruments (Note 8)              1,677       19,984       10,526       84,539
Separate account liabilities     31,869,184   31,016,081   25,005,732   24,179,115

At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,270,094 and $1,226,985, respectively, and policy loans of $92,895 and $90,115, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998. The fair value of deferred

--------------------------------------------------------------------------------

F-20      IDS LIFE INSURANCE COMPANY
annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

At December 31, 1999 and 1998, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $4,025,548 and $2,343,669, respectively.

10. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-21


(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company provide that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 21 TO
                       REGISTRATION STATEMENT NO. 33-11165

This Post-Effective Amendment No. 21 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 68 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.       A.       Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

                  (1)      (a)      Resolution of Board of Directors of IDS Life
                                    Insurance Company establishing the Trust, adopted May 9, 1985, filed electronically as
                                    Exhibit 1(a) to Post-Effective Amendment No.
                                    12, File No. 33-11165 is incorporated herein by reference.

                           (b) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985, filed electronically as Exhibit 1(b) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

                  (2)      Not applicable.

                  (3)      (a)      Not applicable.

                           (b)      (1)     Form of Division Vice President's
                                            Employment Agreement dated November
                                            1991, filed electronically as
                                            Exhibit 3(b)1 to Post Effective
                                            Amendment No. 13, File No. 33-11165
                                            is incorporated herein by reference.

                                    (2)     Form of District Manager's Rider to
                                            IDS Life Insurance Company, Personal
                                            Financial Planner's Agreement dated
                                            November 1986, filed electronically
                                            as Exhibit 3(b)2 to Post Effective
                                            Amendment No. 13, File No. 33-11165
                                            is incorporated herein by reference.

                                    (3)     Form of Personal Financial Planner's
                                            Agreement dated November 1986, filed
                                            electronically  as Exhibit  3(b)3 to
                                            Post  Effective  Amendment  No.  13,
                                            File No.  33-11165  is  incorporated
                                            herein by reference.

                           (c) Schedules of Sales Commissions incorporated by reference to Registrant's original Registration Statement for the Variable Account on Form N-8B-2 (File No. 811-4298; May 10, 1985).

                  (4)      Not applicable.

                  (5) Flexible Premium Variable Life Insurance Policy filed with the Original Registration Statement (File No. 33-11165) on December 31, 1986 and incorporated herein by reference.

                  (6)      (a) Certificate of Incorporation of IDS Life
                               Insurance Company, dated July 23, 1957, filed electronically as Exhibit 1.A.(6)(a) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

                           (b) Amended By-Laws of IDS Life Insurance Company, filed electronically to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

         (7)      Not applicable.

         (8)               (a)  Form  of  Investment   Management  and  Services
                           Agreement dated December 17, 1985 between IDS Life and IDS Life Series Fund, Inc., filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                  (b) Form of Investment Advisory Agreement dated July 11, 1984 between IDS Life and IDS Financial Services Inc. relating to the Variable Accounts, filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 13, File No.
                           33-11165 is incorporated herein by reference.

         (9)      None.

         (10) Application form for the Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit 1.A.(10) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-11165 is incorporated herein by reference.

         (11) IDS Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A.(11) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No.
                  33-11165 is incorporated herein by reference.

         B.       (1)      Not applicable.

                  (2)      Not applicable.

         C.       Not applicable.

2. Opinion of counsel is filed electronically herewith.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6.       Actuarial opinion of Mark Gorham, F.S.A., M.A.A.A.,  Actuarial Director
         - Insurance Product Development is filed electronically herewith.

7.       (a)   Written actuarial consent of Mark Gorham, F.S.A.,  M.A.A.A.,
               Actuarial Director Insurance Product Development is filed electronically herewith.

         (b)   Written   auditor   consent   of  Ernst  &  Young  LLP  is  filed
               electronically herewith.

         (c) Power of Attorney to sign amendments to this Registration Statement dated April 20, 2000 is filed as Exhibit 7(c) to Post-Effective Amendment No. 22, File No. 33-11165.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 25th day of April, 2000.


                         IDS Life Variable Life Separate Account
                                           (Registrant)

                         By IDS Life Insurance Company
                                           (Sponsor)

                         By /s/   Richard W. Kling*
                                  Richard W. Kling, Director and President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2000.

Signature                            Title

/s/  Timothy V. Bechtold*            Executive Vice President, Risk Management
     Timothy V. Bechtold             Products

/s/  Richard W. Kling*               Director and President
     Richard W. Kling

/s/  David R. Hubers*                Director
     David R. Hubers

/s/  Paul F. Kolkman*                Director and Executive Vice
     Paul F. Kolkman                 President

/s/  Paula R. Meyer*                 Director and Executive Vice President,
     Paula R. Meyer                  Assured Assets

/s/  James A. Mitchell*              Director and Chairman of the Board
     James A. Mitchell

/s/  Pamela J. Moret*                Director and Executive Vice President,
     Pamela J. Moret                 Variable Assets

/s/  Barry J. Murphy*                Director and Executive Vice
     Barry J. Murphy                 President, Client Service

Signature                                Title

/s/                                      Director and Executive Vice President
     Stuart A. Sedlacek

/s/  Philip C. Wentzel**                 Vice President and Controller
     Philip C. Wentzel

/s/  Jeffrey S. Horton**                 Vice President and Treasurer
     Jeffrey S. Horton

*Signed  pursuant to Power of Attorney dated April 20, 2000 filed as Exhibit No.
7(c)  to   Post-Effective   Amendment  No.  21,  File  No.   33-11165  is  filed
electronically herewith.



By: /s/   Mary Ellyn Minenko
          Mary Ellyn Minenko
          Vice President, Assistant General Counsel and
          Assistant Secretary